SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                          Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              TEJAS GAS CORPORATION
               (Name of Registrant as Specified in its Charter)


     _____________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                                  [Tejas Logo]

                              TEJAS GAS CORPORATION
                                  1301 MCKINNEY
                                    SUITE 700
                              HOUSTON, TEXAS 77010

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 8, 1997

To the Stockholders:

         Notice is hereby given that the Annual Meeting of Stockholders of Tejas Gas Corporation will be held at the Chevron Tower Building, 1301 McKinney, Houston, Texas on the Mezzanine Level in the Chevron Auditorium on Thursday, May 8, 1997 at 1:30 p.m., Houston time, for the following purposes:

         1. To elect three directors to serve for the ensuing three years and until their successors are duly elected and qualified.

         2. To consider and act upon a proposal to amend the Director Stock Option Plan.

         3. To consider and act upon a proposal to amend the Employee Stock Option Plan.

         4. To consider and act upon a proposal to adopt the Annual Incentive Plan.

         5. To ratify the selection of Deloitte & Touche LLP as auditors of the Company for the ensuing year.

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The close of business on March 17, 1997 has been fixed as the record date for determination of the stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Such stockholders may vote in person or by proxy. The proxy statement and the accompanying proxy card will be first sent to stockholders on or about April 7, 1997. Holders of record of Common Stock at the close of business on March 17, 1997, will be entitled to vote at the meeting or any adjournment thereof with respect to all matters described above. PLEASE SIGN, DATE AND FILL IN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                         By Order of the Board of Directors,



                                         P. Anthony Lannie
                                         Secretary

Houston, Texas
April 7, 1997

                              TEJAS GAS CORPORATION
                                  1301 MCKINNEY
                                    SUITE 700
                              HOUSTON, TEXAS 77010

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 8, 1997


      This proxy statement and the accompanying proxy card are solicited by the Board of Directors of Tejas Gas Corporation (the "Company") and are to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at 1:30 p.m., Houston time, on Thursday, May 8, 1997 in the Chevron Tower Building, 1301 McKinney, Mezzanine Level, Chevron Auditorium, Houston, Texas, and at any and all adjournments thereof. In addition to the solicitation of proxies by mail, management of the Company may use the services of its directors, officers and employees to solicit proxies, personally or by telegram or telephone. Arrangements will be made with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and the Company will reimburse them for their reasonable expenses. The expenses of the proxy solicitation will be paid by the Company.

         This proxy statement and the proxy card will be sent to stockholders beginning on or about April 7, 1997. Any stockholder giving a proxy has the power to revoke it at any time before it is voted. A stockholder may revoke his proxy before it is voted by executing another proxy at a later date, by notifying the secretary or assistant secretary of the Company in writing of his revocation or by attending in person and voting at the Annual Meeting.


                      RECORD DATE AND VOTING OF SECURITIES

         The Board of Directors has fixed the close of business on March 17, 1997 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were 20,557,026 issued and outstanding shares of common stock, par value $.25 per share ("Common Stock"), which is the only class of stock of the Company entitled to vote at the Annual Meeting. A majority of the shares of Common Stock which are issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Each share of Common Stock entitles the holder to one vote on every matter set forth in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on March 17, 1997 will be entitled to vote at the Annual Meeting or any adjournment thereof.

         The enclosed proxy card provides for stockholders to vote affirmatively, vote negatively or abstain from voting on all matters other than the election of directors. With respect to the election of directors, the enclosed proxy card provides for stockholders to vote affirmatively or withhold authority to vote on each director. In accordance with Delaware law, a stockholder entitled to vote for the election of directors can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director. Abstentions from a proposal are treated as votes against the particular proposal. Broker non-votes on a proposal are treated as shares as to which voting power has been withheld by the beneficial holders of those shares and, therefore, as shares not entitled to vote. While there may be instances in which a stockholder will wish to abstain, the Board of Directors encourages all stockholders to vote their shares in their best judgment and to participate in the voting process to the fullest extent possible.

         If the enclosed proxy is duly executed and received in time for the meeting, and if no contrary specification is made as provided therein, it is the intention of the persons named as proxies to vote the shares of Common Stock represented thereby in favor of the three persons nominated for election as directors of the Company, in favor of the amendment of the Director Stock Option Plan, in favor of the amendment of the Employee Stock Option Plan, in favor of the adoption of the Annual Incentive Plan, in favor of ratification of the selection of Deloitte & Touche LLP as auditors of the Company for 1997, and in the discretion of the persons named as proxies in connection with any other business that may properly come before the meeting or any adjournment thereof.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

FIVE PERCENT BENEFICIAL OWNERS

         The following table sets forth the only persons who, together with their associates, are known to the Company to own beneficially more than 5% of the outstanding Common Stock at March 17, 1997. Except as otherwise indicated, all shares are owned directly, and the indicated owner has sole voting and investment power with respect to such shares.

                                                     AMOUNT AND NATURE
          NAME AND ADDRESS                             OF BENEFICIAL           PERCENT
         OF BENEFICIAL OWNER                           OWNERSHIP (1)           OF CLASS
         -------------------                         -----------------         --------
         Iridian Asset Management                       2,154,647               10.5
           LLC Group(2)
         276 Post Road West
         Westport, CT  06880-4704

         Charles C. Gates (3)                           1,760,760                 8.6
         Cody Company
         3773 Cherry Creek North Dr. Ste. 680
         Denver, CO  80209

         Frederic C. Hamilton (4)                        1,450,517                7.0
         The Hamilton Companies
         1560 Broadway, Suite 2200
         Denver, CO  80202

         Neuberger & Berman LLC (5)                      1,205,740                5.9
         605 Third Avenue
         New York, New York  10158-3698

         Foreign & Colonial                              1,108,625                5.4
             Management Limited (6)
         Exchange House
         Primrose Street
         London EC2A  2NY
         United Kingdom

(1) Under regulations of the Securities and Exchange Commission, shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares the power to vote or to dispose of the shares, regardless of whether such person has any economic interest in the shares. In addition, a person is deemed to own beneficially any shares of which such person has the right to acquire beneficial ownership within 60 days, such as by exercise of an option or by conversion of another security. Percentages are rounded to the nearest one-tenth of one percent. Information in the table and footnotes is based on the most recent respective Statement on Schedule 13D or 13G or amendment thereto filed by such persons with the Securities and Exchange Commission, except as otherwise known to the Company.

(2) Based on a Schedule 13G dated February 3, 1997, filed jointly by Iridian Asset Management LLC ("Iridian"), LC Capital Management, LLC ("Capital"), CL Investors, Inc. ("CL Investors"), David L. Cohen ("Cohen") and Harold J. Levy ("Levy"). Capital owns a 98% interest in Iridian, and CL Investors owns a 96% interest in Capital. Cohen and Levy each own 50% of the common shares of CL Investors and a 1% interest in Iridian. Cohen and Levy also are employees of Arnhold & S. Bleichroeder Advisers, Inc., which acts as investment adviser to First Eagle Fund of America, Inc. ("First Eagle"). Each of Iridian, Capital and CL Investor report that they beneficially own 1,995,419 shares and that they have sole voting and dispositive power with respect to 1,995,419 shares. The Schedule 13G indicates that neither Iridian, Capital nor CL Investors has the power or authority, direct or indirect, to vote or dispose of the shares owned by First Eagle. First Eagle owns 154,278 shares of Common Stock. Cohen reports that he beneficially owns 2,151,347 shares and that he has sole voting and dispositive power with respect to 1,650 shares and shared voting and dispositive power with respect to 2,149,697 shares. Levy reports that he beneficially owns 2,154,647 shares and that he has sole voting and dispositive power with respect to 4,950 shares and shared voting and dispositive power with respect to 2,149,697 shares. Cohen and Levy disclaim beneficial ownership of the shares owned by First Eagle.

(3) The 1,760,760 shares of Common Stock held by Mr. Gates consist of 796 shares of Common Stock owned directly; 28,677 shares of Common Stock owned by a trust of which Mr. Gates is the indirect beneficiary; 1,694,830 shares of Common Stock owned by Cody Company, of which Mr. Gates is Chief Executive Officer, a director and a substantial stockholder; 34,155 shares of Common Stock subject to stock options under the Company's Director Stock Option Plan, which options are presently exercisable or exercisable within 60 days of March 17, 1997; and 2,302 shares of Common Stock owned by his wife. Mr. Gates disclaims beneficial ownership of all of the shares of Common Stock owned by his wife. Mr. Gates states that he has shared voting and dispositive power with respect to 1,723,507 shares of Common Stock and sole voting and dispositive power with respect to 34,951 shares of Common Stock.

(4) Holdings include 34,155 shares of Common Stock subject to stock options under the Company's Director Stock Option Plan, which options are presently exercisable or exercisable within 60 days of March 17, 1997. Mr. Hamilton has sole voting and dispositive power with respect to 1,450,517 shares of Common Stock.

(5) Based on a Schedule 13G dated February 10, 1997, Neuberger & Berman, LLC ("N&B") and Neuberger & Berman Management Inc. ("NBMI") indicate that they are deemed to be beneficial owners of these shares for purposes of Rule 13(d). N&B and NBMI serve as sub-advisor and investment manager, respectively, of N&B's various mutual funds. Further, N&B has shared power to make decisions whether to retain or dispose of the securities of many unrelated clients although it does not however, have an economic interest in such securities. N&B and NBMI report that the securities are held in the ordinary course of their business and not with the purpose or with the effect of changing or influencing the control of the issuer. N&B reports that it has sole voting power with respect to 125,815 shares. N&B and NBMI have, regarding the mutual funds, shared voting power with respect to 934,550 shares. N&B as advisor to individual clients and N&B and NBMI regarding the various mutual funds have shared dispositive power with respect to 1,205,740 shares.

(6) Based on a Schedule 13G dated February 10, 1997, the shares are beneficially owned by Foreign & Colonial Management Limited ("F&C Limited") and Hypo Foreign & Colonial Management (Holdings) Limited ("F&C Holdings"). F&C Holdings owns 100% of the outstanding capital stock of F&C Limited. F&C Limited and F&C Holdings report that they have shared voting and dispositive power with respect to 1,108,625 shares of Common Stock.

         It is the understanding of the Company that Frederic C. Hamilton and Charles C. Gates intend to vote in favor of each of the proposals described in this proxy statement.

BENEFICIAL OWNERSHIP OF DIRECTORS AND OFFICERS

         The following table sets forth information at March 17, 1997 for the shares of Common Stock and depositary shares ("9.96% Depositary Shares"), each such depositary share representing a one-tenth interest in a share of the Company's 9.96% Cumulative Preferred Stock, par value $1.00 per share, beneficially owned by each director, each executive officer named in the Summary Compensation Table that appears under "Executive Compensation" and by all directors and executive officers of the Company as a group and the percentage of such stock so owned. Except as otherwise indicated, all shares are owned directly, and the indicated owner has sole voting and investment power with respect to such shares.

                                       AMOUNT AND NATURE OF                              AMOUNT AND NATURE OF
 NAME AND ADDRESS                      BENEFICIAL OWNERSHIP          PERCENT          BENEFICIAL OWNERSHIP OF          PERCENT
OF BENEFICIAL OWNER                     OF COMMON STOCK (1)          OF CLASS        9.96% DEPOSITARY SHARES (2)       OF CLASS
-------------------                     -------------------          --------        ---------------------------       --------
Frederic C. Hamilton (3)                      1,450,517                 7.0                  14,000                        *
The Hamilton Companies
1560 Broadway, Suite 2200
Denver, CO  80202

Charles C. Gates (4)                          1,760,760                 8.6                   4,000                        *
Cody Company
3773 Cherry Creek North Dr.
Suite 680
Denver, CO  80209

Jay A. Precourt (5)                             991,906                 4.8                  46,200                      2.3
Tejas Gas Corporation
1301 McKinney, Suite 700
Houston, TX  77010

Robert G. Stone, Jr. (6)                         66,774                   *                      --                     --
Kirby Corporation
405 Lexington Avenue, 39th Floor
New York, NY  10174

                                        4

                                           AMOUNT AND NATURE OF                       AMOUNT AND NATURE OF
 NAME AND ADDRESS                          BENEFICIAL OWNERSHIP      PERCENT         BENEFICIAL OWNERSHIP OF           PERCENT
OF BENEFICIAL OWNER                         OF COMMON STOCK (1)      OF CLASS       9.96% DEPOSITARY SHARES (2)        OF CLASS
-------------------                         -------------------      --------      ---------------------------         --------
A.J. Miller (7)                                    9,275                 *                  58,700                       2.9
The Hamilton Companies
1560 Broadway, Suite 2200
Denver, CO  80202

Ronald F. Walker (8)                              47,326                 *                      --                       --
American Financial Corporation
580 Walnut, 11th Floor
Cincinnati, OH  45202

Arthur L. Kelly (9)                               15,175                 *                      --                       --
KEL Enterprises L.P.
135 S. LaSalle St., Suite 1117
Chicago, Illinois 60603

James W. Whalen  (10)                            102,050                 *                  10,000                       *
Tejas Gas Corporation
1301 McKinney, Suite 700
Houston, Texas  77010

Rene R. Joyce (11)                                85,938                 *                      --                      --
Tejas Gas Corporation
1301 McKinney, Suite 700
Houston, TX  77010

P. Anthony Lannie (12)                            31,434                 *                      --                      --
Tejas Gas Corporation
1301 McKinney, Suite 700
Houston, TX  77010

Frank T. Whittinghill, III (13)                   39,247                 *                      --                      --
Tejas Gas Corporation
1301 McKinney, Suite 700
Houston, TX  77010

All directors and executive                    4,610,899              22.4                 132,900                     6.7
officers of the Company as a
group (12 persons)  (14)

*    Less than 1%

(1) See footnote (1) in the table set forth under "Five Percent Beneficial Owners." No director or officer is a beneficial owner of 5 1/4% Depositary Shares representing an interest in shares of 5 1/4% Preferred Stock.

(2) Generally, the 9.96% Depositary Shares have no voting rights unless quarterly dividends are in arrears for more than six quarters or except in the case of certain amendments to the Company's Certificate of Incorporation.

(3) See footnote (4) in the table set forth under "Five Percent Beneficial Owners" for a description of the nature of the beneficial ownership of Common Stock.

(4) See footnote (3) in the table set forth under "Five Percent Beneficial Owners" for a description of the nature of the beneficial ownership of Common Stock.

(5) The 991,906 shares of Common Stock held by Mr. Precourt consist of 326,648 shares of Common Stock owned directly; 191,894 shares of Common Stock subject to stock options under the Company's Employee Stock Option Plan, which options are presently exercisable or exercisable within 60 days of March 17, 1997; 40,454 shares of Common Stock in the Company's Thrift Plan (as of December 31, 1996); 3,772 shares of Common Stock held in an individual retirement account; 173,439 shares held by a Subchapter S corporation wholly owned by Mr. Precourt; 227,994 shares of Common Stock held by a family partnership; and 27,705 shares of Common Stock held by his wife. Mr. Precourt disclaims beneficial ownership of the shares of Common Stock held by his wife and the shares of Common Stock exceeding his pecuniary interest held by the family partnership. Mr. Precourt states that he has sole voting and dispositive power with respect to 964,201 shares of Common Stock. Mr. Precourt states that he has sole voting and dispositive power with respect to 45,200 9.96% Depositary Shares. Mr. Precourt disclaims beneficial ownership of 1,000 9.96% Depositary Shares held by his wife.

(6) The 66,774 shares of Common Stock held by Mr. Stone consist of 6,792 shares of Common Stock owned directly; 34,155 shares of Common Stock subject to stock options under the Company's Director Stock Option Plan, which are presently exercisable or exercisable within 60 days of March 17, 1997; 15,000 shares of Common Stock held by trusts of which Mr. Stone is trustee; and 10,827 shares of Common Stock owned by his wife. Mr. Stone states that he has sole voting and dispositive power with respect to 40,947 shares of Common Stock, and shared voting and dispositive power with respect to 25,827 shares of Common Stock. Mr. Stone disclaims beneficial ownership of the 15,000 shares of Common Stock held by the trusts.

(7) The 9,275 shares of Common Stock held by Mr. Miller consist of 1,355 shares of Common Stock owned directly and 7,920 shares of Common Stock subject to stock options under the Company's Director Stock Option Plan, which are presently exercisable or exercisable within 60 days of March 17, 1997. Mr. Miller states that he has sole voting and dispositive power with respect to 41,700 9.96% Depositary Shares and 9,275 shares of Common Stock. Mr. Miller disclaims beneficial ownership of 17,000 9.96% Depositary Shares, which are owned by his wife.

(8) The 47,326 shares of Common Stock held by Mr. Walker consist of 13,171 shares of Common Stock owned directly and 34,155 shares of Common Stock subject to stock options under the Company's Director Stock Option Plan, which are presently exercisable or exercisable within 60 days of March 17, 1997. Mr. Walker has sole voting and dispositive power with respect to all such shares of Common Stock.

(9) The 15,175 shares of Common Stock held by Mr. Kelly consist of 275 shares of Common Stock owned directly; 9,900 shares of Common Stock subject to stock options under the Company's Director Stock Option Plan, which are presently exercisable or exercisable within 60 days of March 17, 1997; 3,750 shares of Common Stock held by Mr. Kelly indirectly through KEL

         Enterprises, L.P.; and 1,250 shares of Common Stock held by Mr. Kelly indirectly through the Kelly Family Trust. Mr. Kelly has sole voting and dispositive power with respect to 15,175 shares of Common Stock.

(10) The 102,050 shares of Common Stock held by Mr. Whalen consist of 99,423 shares of Common Stock subject to stock options under the Company's Employee Stock Option Plan, which are presently exercisable or exercisable within 60 days of March 17, 1997, and 2,627 shares of Common Stock in the Company's Thrift Plan (as of December 31, 1996). Mr. Whalen has sole voting and dispositive power with respect to all such shares of Common Stock. Mr. Whalen disclaims beneficial ownership of such number of the 10,000 9.96% Depositary Shares held by Diversified Diagnostic Products, Inc., a corporation in which Mr. Whalen is a stockholder, as exceeds his pecuniary interest.

(11) The 85,938 shares of Common Stock held by Mr. Joyce consist of 9,105 shares of Common Stock owned directly; 62,463 shares of Common Stock subject to stock options under the Company's Employee Stock Option Plan, which are presently exercisable or exercisable within 60 days of March 17, 1997; and 14,370 shares of Common Stock in the Company's Thrift Plan (as of December 31, 1996). Mr. Joyce has sole voting and dispositive power with respect to all such shares of Common Stock.

(12) The 31,434 shares of Common Stock held by Mr. Lannie consist of 30,300 shares of Common Stock subject to stock options under the Company's Employee Stock Option Plan, which are presently exercisable or exercisable within 60 days of March 17, 1997, and 1,134 shares of Common Stock in the Company's Thrift Plan (as of December 31,1996). Mr. Lannie has sole voting and dispositive power with respect to all such shares of Common Stock.

(13) The 39,247 shares of Common Stock held by Mr. Whittinghill consist of 4,708 shares of Common Stock owned directly; 28,582 shares of Common Stock subject to stock options under the Company's Employee Stock Option Plan, which are presently exercisable or exercisable within 60 days of March 17, 1997; 3,730 shares of Common Stock in the Company's Thrift Plan (as of December 31, 1996); and 2,227 shares of Common Stock in an individual retirement account. Mr. Whittinghill has sole voting and dispositive power with respect to all such shares of Common Stock.

(14) Includes 577,322 shares of Common Stock subject to stock options under the Company's Director Stock Option Plan and Employee Stock Option Plan, which are presently exercisable or exercisable within 60 days of March 17, 1997.

                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held eight meetings during 1996. The Board of Directors has standing Executive, Audit, Compensation and Stock Option Committees. During 1996, each of the directors, except Mr. Gates, attended 75% or more of the aggregate of the total number of meetings of the Board and the committees on which they served.

EXECUTIVE COMMITTEE

         The Executive Committee may exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company, subject to certain statutory and other limitations. Members of the Executive Committee are: Chairman Frederic C. Hamilton, Charles C. Gates, Jay A. Precourt, Robert G. Stone, Jr. and Ronald F. Walker. The Executive Committee held no meetings in 1996.

AUDIT COMMITTEE

         The Audit Committee reviews and makes recommendations to the Board of Directors concerning employment of the independent certified public accountants and other services related to the audit; reviews the scope and results of the audit with the independent certified public accountants; considers the adequacy of the internal accounting and auditing procedures of the Company; and reviews the non-audit services to be performed by the independent certified public accountants and considers the effect of such performance on their independence. The Audit Committee also meets periodically with:

         a. The Company's independent certified public accountants to review the Company's accounting policies, internal controls and other accounting and auditing matters;

         b. The Company's chief financial officer to review the Company's accounting policies, the results of the annual audit and the Company's periodic financial statements; and

         c. The Company's legal counsel to review outstanding and potential litigation, regulatory proceedings and other significant legal matters.

         Members of the Audit Committee are: Chairman A.J. Miller, Charles C. Gates and Robert G. Stone, Jr. The Audit Committee met three times in 1996.

COMPENSATION COMMITTEE

         The Compensation Committee reviews the compensation received by the officers, other senior level employees and directors of the Company and recommends to the Board of Directors and the Stock Option Committee the forms and amounts of compensation, including bonuses and the granting of options under the Company's Employee Stock Option Plan. Members of the Compensation Committee are: Chairman Frederic C. Hamilton, A.J. Miller, Robert G. Stone, Jr. and Ronald
F. Walker. The Compensation Committee met one time in 1996. The Subcommittee of the Compensation Committee, created in March 1997, administers certain aspects of the Company's Annual Incentive Plan. Members of the Subcommittee are A.J. Miller, Robert G. Stone, Jr. and Ronald F. Walker.

STOCK OPTION COMMITTEE

         The Stock Option Committee reviews and grants options under the Company's employee stock option plan, in coordination with the Compensation Committee. Members of the Stock Option Committee are: Chairman Robert G. Stone, Jr., Ronald F. Walker, and Arthur L. Kelly. The Stock Option Committee met one time in 1996.

NOMINATING COMMITTEE

         The Board of Directors has no nominating committee.

COMPENSATION OF DIRECTORS

         The aggregate amount of directors' fees paid for meetings in 1996 was $118,000. Each director, other than those who are regularly employed officers of the Company, receives an annual cash retainer of $10,000, an annual grant of Common Stock with a value of $10,000 (described below), a fee of $1,000 for each Board meeting or Executive Committee meeting attended and $500 for each other committee meeting attended. As described below, two directors elected to receive shares of Common Stock in lieu of the annual cash retainer fee. In addition, the Chairman of the Audit Committee and the Chairman of the Compensation Committee each receive a fee of $750 each quarter for their chairmanships. The Company also reimburses directors for travel and related expenses incurred in attending meetings of the Board of Directors or its committees.

         Pursuant to the Director Stock Award Plan, each nonemployee director of the Company is awarded a number of shares of Common Stock on July 19 of each year equal to (i) $10,000, divided by (ii) the fair market value (determined in accordance with such plan) per share of Common Stock on such date (with cash in lieu of fractional shares), and is entitled to elect to receive shares of Common Stock in lieu of their annual cash retainer (currently $10,000). Pursuant to the terms of the Director Stock Award Plan, each eligible director was awarded 275 shares of Common Stock on July 19, 1996. In addition, Mr. Gates and Mr. Walker each elected to receive 466 shares of Common Stock in 1996 in lieu of the quarterly payments of their annual cash retainer for the last three quarters of 1996.

         Nonemployee directors of the Company are eligible to participate in the Director Stock Option Plan (the "Director Plan"). Pursuant to the terms of the Director Plan, on March 13, 1992, each of the six eligible directors was granted an initial option to purchase 24,750 shares of Common Stock (after adjustment to reflect stock splits and stock dividends). Individuals who subsequently become nonemployee directors of the Company are automatically granted an initial option to purchase 24,750 shares of Common Stock on the first business day after the annual meeting of stockholders in the year in which they are eligible to receive an option. On the first business day following the Company's annual meeting of stockholders of each year following the grant of the initial option, each incumbent nonemployee director is granted an additional option to purchase 2,475 shares of Common Stock. Except for the options granted in 1992 (which had exercise prices as designated in the Director Plan), each option granted pursuant to the Director Plan has an exercise price per share equal to the market value of a share of Common Stock on the date the option is granted. Each option granted subsequent to 1992 becomes exercisable, on a cumulative basis, in five equal installments, with the first installment becoming exercisable six months after the date of grant and the remaining four installments exercisable annually beginning on the first anniversary of the grant date. None of the options currently outstanding may be exercised after seven years from the date of grant. See Proposal 2 for a description of proposed amendments to the Director Plan.

PROPOSAL 1.

                              ELECTION OF DIRECTORS

         The Company's Board of Directors is divided into three classes. Each year the directors in one class are elected to serve for terms of three years. All of the persons named below have served as a director of the Company since 1988, the year of the Company's inception, except for Arthur L. Kelly who began service as a director in February 1996. The Board of Directors has nominated Messrs. Frederic C. Hamilton, Jay A. Precourt, and Charles C. Gates for election as directors at the 1997 annual meeting. Each of the nominees is currently a director of the Company. Each director elected in 1997 will serve until the annual meeting in the year 2000 and their respective successors are duly elected and qualified, or until their earlier resignation or removal.

         If no direction to the contrary is given, all proxies received by the Board of Directors will be voted "FOR" the election as directors of Messrs. Frederic C. Hamilton, Jay A. Precourt and Charles C. Gates. In the event that any nominee is unable or declines to serve, the proxy solicited herewith may be voted for the election of another person in his stead at the discretion of the proxy holders. The Board of Directors knows of no reason to anticipate that this will occur.

             DIRECTORS WHOSE TERMS EXPIRE AT THE 1997 ANNUAL MEETING

                                     POSITIONS AND OFFICES
           NAME               AGE         WITH THE COMPANY
           ----               ---    ---------------------
  Frederic C. Hamilton (1)     69      Chairman of the Board and Director (a)(b)
  Jay A. Precourt (2)          59      Vice Chairman of the Board,
                                       Chief Executive Officer,
                                       President and Director (a)
  Charles C. Gates (3)         75      Director  (a)(c)


             DIRECTORS WHOSE TERMS EXPIRE AT THE 1998 ANNUAL MEETING

                                     POSITIONS AND OFFICES
           NAME               AGE       WITH THE COMPANY
           ----               ---     ---------------------
  A.J. Miller (4)              56      Director (b)(c)
  Arthur L. Kelly (5)          59      Director (d)


             DIRECTORS WHOSE TERMS EXPIRE AT THE 1999 ANNUAL MEETING

                                     POSITIONS AND OFFICES
           NAME               AGE       WITH THE COMPANY
           ----               ---    ---------------------
  Robert G. Stone, Jr. (6)     74      Director (a)(b)(c)(d)
  Ronald F. Walker (7)         58      Director (a)(b)(d)

(a)  Member of Executive Committee
(b)  Member of Compensation Committee
(c)  Member of Audit Committee
(d)  Member of Stock Option Committee

(1) Mr. Hamilton has been Chairman of the Board of the Company since its formation. Mr. Hamilton has also been Chairman of the Board of certain significant subsidiaries of the Company since inception of those subsidiaries. Mr. Hamilton serves as Chairman of The Hamilton Companies. He was formerly Chairman of the Board, President and Chief Executive Officer of BHP Petroleum, Hamilton Oil Company and various Hamilton Oil Corporation subsidiaries and affiliates. He is a director of the

         United States Trust Company of New York, the American Petroleum Institute and is a member of the National Petroleum Council. Mr. Hamilton is Chairman of the Denver Art Museum, the Denver Art Museum Foundation, and the Graland Foundation, and a trustee of the Boy's Club Foundation and the Boy Scouts of America Denver Foundation. He is also a director of various private companies.

(2) Mr. Precourt has been the Vice Chairman and Chief Executive Officer of the Company since its formation. He was elected as President of the Company on October 3, 1996. He is currently a director of Dresser Industries, Inc., Founders Funds Inc. and The Timken Company. He is also a director of the American Business Conference in Washington, D.C., as well as a director of the Alley Theater in Houston and a member of the Advisory Board of the SW CEO Council.

(3) Mr. Gates has been the Chief Executive Officer and a director of Cody Company, and a director of its subsidiary, Cody Energy, Inc., companies engaged in the production and marketing of oil and gas, since 1992. He has been Chairman of Gates Capital Management, L.L.C., a company engaged in asset management services, since 1996. He served as Chairman of the Board of The Gates Corporation, a company primarily engaged in the manufacture of automotive and industrial belts and hoses, for more than five years until his retirement in January 1997. Prior to July 1991, Mr. Gates was a director of Hamilton Oil Corporation. Mr. Gates is currently a Trustee of the California Institute of Technology and of Colorado Outward Bound. He is a trustee of the Denver Museum of Natural History and the Denver Art Museum Foundation. He also serves as President of the Gates Foundation Board of Trustees.

(4) Mr. Miller is associated with The Hamilton Companies, a private company that specializes in co- ventures which build up long-term value, since January 1995. Mr. Miller was formerly a director of Hamilton Oil Company, Inc. since July 1991. Prior to July 1991, he was Executive Vice President, Chief Financial Officer and Treasurer of Hamilton Oil Corporation.

(5) Mr. Kelly is the Managing Partner of KEL Enterprises L.P., a holding and investment partnership in Chicago, a position he has held since 1982. Mr. Kelly was formerly the senior partner responsible for international operations of the management consulting firm A. T. Kearney, Inc. where he was employed from 1959 to 1975, and was later President of LaSalle Steel Company where he was employed from 1975 to 1981. He is a director of Bayerische Motoren Werke (BMW) A.G., Deere & Co., Nalco Chemical Company, Northern Trust Corporation, Snap-On Incorporated and Thyssen Industrie AG. He also serves as a member of the Board of Trustees of The University of Chicago, as Chairman of the Board of Directors of ARCH Development Corporation, as a member of the Board of Directors of the Chicago Council on Foreign Relations, and as a member of the Advisory Council of the Ditchley Foundation.

(6) Mr. Stone has been Chairman of the Board and a director of Kirby Corporation, a company primarily engaged in marine transportation and diesel repair, for more than the past five years. He is also a director of The Japan Fund, Inc., various funds managed by Scudder, Stevens & Clark, Inc., Tandem Computers Incorporated, Core Industries, Inc., Russell Reynolds Associates, Inc., NovaCare, The Chubb Corporation, Corning, Inc. and The Pittston Company. Prior to July 1991, he was a director of Hamilton Oil Corporation. Mr. Stone is Chairman of the Board and a Trustee of the Mystic Seaport Museum. He is also a Trustee of The International House (Life Trustee) and the National Rowing Foundation and a Fellow of Harvard College.

(7) Mr. Walker is Vice Chairman and a director of Great American Insurance Company, a wholly owned subsidiary of American Financial Group. Mr. Walker was President, Chief Operating Officer and a director of American Financial Corporation, a holding company, for more than five years ending April 1995. Mr. Walker was President and Chief Operating Officer of The Penn Central Corporation for approximately five years, ending February 1992. He was President, Chief Executive Officer and a director of General Cable Corporation, a company primarily engaged in the manufacture of wires and cables, for approximately two years ending in June 1994. Mr. Walker is also a director of American Financial Enterprises, Inc., American Annuity Group, Inc., and Chiquita Brands International, Inc.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. HAMILTON, PRECOURT AND GATES TO THE BOARD OF DIRECTORS. THE THREE DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST BY HOLDERS OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE MEETING.

                               EXECUTIVE OFFICERS

         The following table lists the persons currently serving as the executive officers of the Company who have been nominated for re-election to such positions at the first directors' meeting to be held following the annual meeting of stockholders. If elected, the persons named below are expected to serve in the position stated until the first directors' meeting following the 1998 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. Messrs. Hamilton and Precourt have served as officers since 1988. Mr. Whalen was employed as an officer of the Company in August 1992, Mr. Joyce was employed as an officer of Acadian Gas Corporation, a subsidiary of the Company, in December 1990, Mr. Lannie was employed as an officer of the Company in February 1994, Mr. Street was employed as an officer of the Company in December 1995, and Mr. Whittinghill was employed as an officer of Acadian Gas Pipeline System, a subsidiary of the Company, in January 1991.

   NAME                               AGE               CAPACITIES IN WHICH SERVED

   Frederic C. Hamilton                69               Chairman of the Board
   Jay A. Precourt                     59               Vice Chairman of the Board,
                                                        Chief Executive Officer and President
   James W. Whalen                     55               Senior Executive Vice President, Chief Financial
                                                        Officer and Treasurer
   Rene R. Joyce                       49               Senior Executive Vice President;
                                                        President of Transok, Inc.
   P. Anthony Lannie                   43               Senior Vice President, General Counsel and
                                                        Secretary
   James E. Street                     40               Senior Vice President - Human Resources
   Frank T. Whittinghill, III          48               Senior Vice President-Commercial Services &
                                                        Pipeline Operations of Tejas-Acadian Holding
                                                        Company


         See "Election of Directors" for additional information with respect to Messrs. Hamilton and Precourt.

         James W. Whalen was elected as Senior Executive Vice President of the Company on October 3, 1996 and has served as Chief Financial Officer of the Company since August 17, 1992 and as Treasurer of the Company since March 17, 1993. From August 1, 1993 to October 3, 1996, he served as Executive Vice President of the Company. Mr. Whalen was a Vice President of The Coastal

Corporation from July 1986 to August 1992. As a Vice President for The Coastal Corporation, an integrated energy company, he was responsible for corporate finance.

         Rene R. Joyce has served as Senior Executive Vice President of the Company since October 3, 1996. He has served as President of Transok, Inc., a subsidiary of the Company, since June 1996. Mr. Joyce also served as President of Acadian Gas Corporation, a subsidiary of the Company, from December 1990 until November 1996.

         P. Anthony Lannie has served as Senior Vice President, General Counsel and Secretary of the Company since February 7, 1994. From October 1991 through January 1994, Mr. Lannie was Vice President, General Counsel and Secretary of Baroid Corporation, an oil field services company. Prior to joining Baroid, Mr. Lannie was Executive Vice President and a director of Greyhound Lines, Inc., a nationwide bus transportation company, and certain affiliated companies from 1987 to 1991. As Executive Vice President of Greyhound Lines, Inc., Mr. Lannie was responsible for corporate staff functions, including the legal department.

         James E. Street has served as Senior Vice President - Human Resources of the Company since December 9, 1995. From October 1993 to October 1995, Mr. Street was President of BRI, a benefits and compensation consulting firm, and was also employed at Enron Corp., an integrated energy company, and Dean Witter Reynolds Inc., a financial services company, as a result of prior agreements and joint business relationships with BRI. Prior to forming BRI, Mr. Street was Vice President, Human Resources and a corporate officer of Enron Corp., where he was responsible for the human resources function of the corporation from 1989 to 1993. He was employed by Enron Corp. from 1979 to 1993.

         Frank T. Whittinghill, III has served as Senior Vice President-Commercial Services & Pipeline Operations of Tejas-Acadian Holding Company, a subsidiary of the Company, since its formation in December 1994. Mr. Whittinghill has also served as Executive Vice President of Acadian Gas Corporation, a subsidiary of the Company, since September 1, 1993, and as Executive Vice President of Acadian Gas Pipeline System, a subsidiary of the Company, for more than five years.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

         The Board of Directors has authorized the Company to enter into severance agreements with certain employees of the Company, including the executive officers listed in the Summary Compensation Table set forth below, which will provide severance benefits in the event of the involuntary termination of the individual's employment or a reduction in authority, compensation or responsibility following or in connection with a change in control of the Company. Severance benefits are expected to include payment of a lump sum to the covered employee based upon a multiple of annual compensation. Terms of the severance agreements have not been finalized as of the date of this Proxy Statement and the actual terms of the arrangements may vary from this description.

         The Tejas Gas Corporation Employee Stock Option Plan (as amended as described in Proposal 3) provides that all outstanding stock options shall become immediately exercisable, whether or not then exercisable, upon the occurrence of the following events: the acquisition of more than 50% of the Company's Common Stock by any person other than Charles C. Gates, Frederic C. Hamilton, Jay A. Precourt, or affiliates thereof, or if all or substantially all of the assets of the Company are acquired by any person, or if the Company adopts a plan of liquidation. See Proposal 3 for a description of an amendment to the Employee Stock Option Plan which modifies this provision to conform to the foregoing description.

                             EXECUTIVE COMPENSATION

GENERAL

         The Summary Compensation Table sets forth individual compensation information for the Chief Executive Officer and the four other most highly paid executive officers of the Company for services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended December 31, 1996, 1995, and 1994. The table discloses the annual salary, bonuses and other compensation awards and payouts to the named executive officers.


                           SUMMARY COMPENSATION TABLE*

                                                          ANNUAL COMPENSATION
                                                          -------------------
                 (A)                      (B)             (C)              (D)               (E)                 (F)
                                                                                          LONG TERM
                                                                                         COMPENSATION
                                                                                            AWARDS
                                                                                         SECURITIES          ALL OTHER
     NAME AND PRINCIPAL POSITION          YEAR          SALARY           BONUS           UNDERLYING         COMPENSATION
                                                         ($)              ($)              OPTIONS              ($)
                                                                          (1)                (#)                (2)
     ---------------------------          ----          ------           -----         ------------         ------------
Jay A. Precourt                           1996         $499,992         $480,000           150,001             $140,618
Vice Chairman of the Board, Chief         1995         $400,000            $ 0              48,291             $127,772
Executive Officer and President           1994         $354,591         $305,726            36,134             $ 4,500
James W. Whalen                           1996         $246,664         $247,000            40,000             $ 7,650
Senior Executive Vice President,          1995         $224,167            $ 0              17,708             $ 6,725
Chief Financial Officer                   1994         $214,167         $190,000            13,860             $ 6,425
and Treasurer
Rene R. Joyce (3)                         1996         $282,043         $282,000            15,000             $ 83,461
Senior Executive Vice President           1995         $254,010         $111,790            57,300             $ 7,620
                                          1994         $243,873         $ 27,655            10,575             $ 7,316
P. Anthony Lannie (4)                     1996         $208,458         $167,000            10,500             $ 5,493
Senior Vice President, General            1995         $186,875            $ 0               8,250             $ 5,606
Counsel and Secretary                     1994         $161,654         $115,000            23,925             $ 4,850

Frank T. Whittinghill, III (3)
Senior Vice President-Commercial          1996         $208,708         $166,000            10,125             $ 6,261
Services & Pipeline Operations of         1995         $189,000            $ 0              17,588             $ 5,670
Tejas-Acadian Holding Company             1994         $181,167         $ 100,000            7,068             $ 5,435
====================================  ============  ===============  ===============  ==================  ==================

_________________
* The number of options has been adjusted for a three-for-two split of Common Stock implemented in April 1996 and a stock dividend of one-tenth of a share of Common Stock paid in July 1995.

(1) The "bonus" amounts in 1996 are the cash awards that were earned in 1996 but will be paid in 1997 and 1998 to the named executive officers pursuant to an annual incentive compensation plan (the "Annual Incentive Plan"), under which a participant may receive incentive compensation in addition to base salary, subject to the attainment of stated performance goals, based on the participant's level of authority and responsibility and a determination of individual performance during the year. Plan participants and performance goals are established annually by the Compensation Committee of the Board of Directors upon review of recommendations made by management. Under the Annual Incentive Plan, participants are eligible to receive payments if the Company meets minimum performance goals with payments increasing as these goals are exceeded by predetermined margins. Prior to 1997, there has been no formal plan document relating to the Annual Incentive Plan. See Proposal 4 for a description of the modified Annual Incentive Plan. In 1996, the performance goals were based on a combination of factors including the Company's earnings per share and the Company's earnings before deduction of certain expenses. With respect to the "bonus" amounts in 1996, the named executive officers were paid 50% in February 1997, and will be paid 50% in January 1998. With respect to the "bonus" amounts in 1995, Mr. Joyce was paid 50% in March 1996, and 50% in January 1997. With respect to the "bonus" amounts in 1994, Messrs. Precourt, Whalen, Lannie and Whittinghill were paid 50% in March 1995 and were paid 50% in January 1996, and Mr. Joyce was paid 72% in March 1995 and 28% in January 1996.

(2) The amounts in this column are amounts contributed or accrued by the Company under the Company's Thrift Plan, as supplemented by the Thrift Benefits Restoration Plan, on behalf of the named executive officers. The Company has established a life insurance plan providing for split-dollar life insurance to be maintained for certain executive officers and key employees who elected not to participate in the Company's benefit restoration plans. Mr. Precourt was the only officer to elect to receive the split-dollar life insurance coverage during 1996 in lieu of benefits restoration. The premiums paid by the Company on behalf of Mr. Precourt were $136,118 in 1996. Mr. Joyce received $75,000 in 1996 as a relocation incentive in connection with his move to Tulsa, Oklahoma.

(3) Messrs. Joyce and Whittinghill previously acquired phantom equity rights ("Equity Rights") in Acadian Gas Corporation, a subsidiary of the Company, and options to purchase Equity Rights ("Equity Rights Options") pursuant to the terms of Executive Incentive Agreements executed in March 1991, as amended (the "Acadian Rights Agreements"). During 1995, the Acadian Rights Agreements were terminated, the Equity Rights Options were cancelled and Messrs. Joyce and Whittinghill were granted 44,403 options and 8,580 options (each as adjusted for a stock split and stock dividend), respectively, to acquire Common Stock (the underlying securities of which are included in column (e)) pursuant to Termination and Grant Agreements executed in October 1995. In addition, during 1995 Messrs. Joyce and Whittinghill transferred their Equity Rights to the Company in exchange for 6,540 shares and 4,708 shares (each as adjusted for a stock split and stock dividend), respectively, of Common Stock pursuant to Exchange Agreements executed in July 1995. The value of such shares of Common Stock at the time of the award of $197,730 and $142,365, respectively, was intended to approximate the value of the Equity Rights exchanged for such shares (based on the book value of such Equity Rights as of December 31, 1994).

(4) Mr. Lannie became an executive officer of the Company on February 7, 1994.

OPTIONS GRANTED

         The following table discloses, for each of the persons listed in the Summary Compensation Table, information concerning options granted during 1996. Options were granted to executive officers under the Tejas Gas Corporation Employee Stock Option Plan. In addition to the number of options granted, the table discloses the percent the grant represents of total options granted to employees during the year, the exercise price, the market price of the Common Stock on the date of grant, the expiration date and the present value on the grant date.



                            OPTIONS GRANTED IN 1996*

                                             INDIVIDUAL GRANTS
            (A)                       (B)                  (C)                 (D)               (E)                (F)

                                   NUMBER OF        PERCENT OF TOTAL     EXERCISE PRICE       EXPIRATION        GRANT DATE
            NAME                  SECURITIES         OPTIONS GRANTED         ($/SH)              DATE          PRESENT VALUE
                                  UNDERLYING         TO EMPLOYEES IN                                                ($)
                                OPTIONS GRANTED           1996                 (2)                                  (3)
                                    (#)(1)
           ----                 ---------------     ----------------     --------------       ----------       -------------
Jay A. Precourt                     50,001                11.3%            $32.4167           02-08-2003         $622,516
                                    50,000                11.3%            $35.6587           02-08-2003         $554,688
                                    50,000                11.3%            $39.2240           02-08-2003         $488,042
James W. Whalen                     15,000                 3.3%            $32.4167           02-08-2003         $186,751
                                    15,000                 3.3%            $35.6587           02-08-2003         $166,406
                                    10,000                 2.2%            $35.0000           09-12-2003         $147,071
Rene R. Joyce                       15,000                 3.3%            $32.4167           02-08-2003         $186,751
P. Anthony Lannie                   10,500                 2.3%            $32.4167           02-08-2003         $130,726

Frank T. Whittinghill, III          10,125                 2.2%            $32.4167           02-08-2003         $126,057
============================  ===================  ===================  =================  ================  =================


* The number of shares and related information have been adjusted for the three-for-two stock split of Common Stock implemented in April 1996.

(1) The options included in the table were granted to Messrs. Precourt, Joyce, Lannie and Whittinghill on February 8, 1996, and to Mr. Whalen on February 8, 1996 (options for 30,000 shares) and September 12, 1996 (options for 10,000 shares). The options have exercise prices equal to the closing price of the Common Stock on the New York Stock Exchange Composite Tape on the applicable grant date, except that two-thirds of the options granted to Mr. Precourt on February 8, 1996 and one-half of the options granted to Mr. Whalen on February 8, 1996 have exercise prices greater than such closing price. The options become exercisable in 20% increments commencing on the date of grant, subject to the terms of the plan. Thus, one-fifth of the options becomes exercisable on the applicable grant date and on the anniversary date of the applicable grant date in each of 1997, 1998, 1999 and 2000.

(2) In the event that the fair market value of the Company's Common Stock is ever less than the exercise price of an option, the Stock Option Committee of the Board of Directors has the authority under the Tejas Gas Corporation Employee Stock Option Plan to cancel such option and grant a new option to the optionee for the same number of shares and at a new exercise price. If this should occur, the Company would receive less for the stock and the employee more upon sale. This has never been done in the past at the Company, and the Stock Option Committee has no present intention of doing so in the future.

(3) The value has been calculated using a variation of the Black-Scholes stock option valuation methodology. The applied model uses the grant dates specified in footnote (1) and the exercise prices specified in the table for each grant. It assumes a standard deviation of approximately 21.82% for the February 8 grants and approximately 22.24% for the September 12 grant, a risk- free rate of return of 5.45% for the February 8 grants and 6.61% for the September 12 grant, and no dividend yields. Options have an exercise period of seven years. The model assumes that all options are held until the expiration date, then exercised. No reduction has been made in the valuations on account of restricted transferability of the options or vesting or forfeiture provisions. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized will be at or near the value estimated by the Black-Scholes model.

AGGREGATE OPTIONS EXERCISED

         The following table sets forth, for each of the persons listed in the Summary Compensation Table, certain information concerning unexercised stock options held at December 31, 1996. None of the persons listed in such table exercised stock options during 1996.



      AGGREGATED OPTION EXERCISES IN 1996 AND 1996 YEAR-END OPTION VALUES*

             (A)                  (b)            (c)                    (d)                               (e)

                                 Shares         Value          Number of Securities              Value of Unexercised
            NAME                Acquired      Realized              Underlying                       In-the-Money
                                   on            ($)            Unexercised Options               Options at 12/31/96
                                Exercise                            at 12/31/96                           ($)
                                  (#)                                   (#)                               (1)
            ----                --------      --------         ---------------------             ---------------------
                                                            Exercisable     Unexercisable      Exercisable     Unexercisable
Jay A. Precourt                    0             0           150,478         175,184         $3,965,539           $2,584,378
James W. Whalen                    0             0            89,563          50,480         $2,795,568          $   816,067
Rene R. Joyce                      0             0            51,592          53,064         $1,161,543          $   869,084
P. Anthony Lannie                  0             0            19,755          22,920          $ 307,901          $   374,360

Frank T. Whittinghill, III         0             0            21,798          22,829          $ 510,181          $   404,534
============================  ============  ============  =============  ================  ===============  ================



* The number of shares and related information have been adjusted for the three-for-two split of Common Stock implemented in April 1996.

(1) Based on the closing price of the Company's Common Stock on the New York Stock Exchange Composite Tape at year-end (column (e)) minus the exercise price.

PENSION PLAN

         Company employees are covered by a defined benefit pension plan, the Tejas Gas Corporation Pension Plan (the "Pension Plan"), that provides benefits under a formula based on final average compensation, which is the average of the highest 60 consecutive months in the last 120 months of employment prior to termination. In addition, the Company has adopted a supplemental retirement plan (the "Pension Benefits Restoration Plan") designed to assure payments to certain employees of that retirement income which would have been provided under the Pension Plan except for the dollar limitation on accrued benefits imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The following table sets forth estimated annual benefits payable upon retirement at age 65 under the Pension Plan and Pension Benefits Restoration Plan for specified earnings and years of service classification.



                               PENSION PLAN TABLE

                                                                    YEARS OF PENSIONABLE SERVICE (1)
          REMUNERATION                      15                 20                   25                   30                    35
   $150,000..................            $ 31,552           $ 42,070             $ 52,587             $ 59,354              $ 66,122
   $200,000..................            $ 42,802           $ 57,070             $ 71,337             $ 80,604              $ 89,872
   $300,000..................            $ 65,302           $ 87,070             $108,837             $123,104              $137,372
   $400,000..................            $ 87,802           $117,070             $146,337             $165,604              $184,872
   $500,000..................            $110,302           $147,070             $183,837             $208,104              $232,372
   $600,000..................            $132,802           $177,070             $221,337             $250,604              $279,872
   $700,000..................            $155,302           $207,070             $258,837             $293,104              $327,372
   $800,000..................            $177,802           $237,070             $296,337             $335,604              $374,872

   $900,000..................            $200,302           $267,070             $333,837             $378,104              $422,372
=================================    ================    ===============     =================    =================     ============

________________


(1)      The qualified pension plan limits compensation in accordance with
         Section 401(a)(17) of the Code and also limits benefits in accordance with Section 415 of the Code. Pension benefits based on compensation above the qualified plan limit or in excess of the limit on annual benefits are provided through the Pension Benefits Restoration Plan.

         The formula for calculating pension benefits is 1% of final average earnings times years of pensionable service up to 25 years, plus .5% of final average earnings for years of pensionable service in excess of 25 years, plus
 .5% of final average earnings in excess of Covered Compensation (as defined by the Social Security Act) times years of pensionable service up to 35 years. The Pension Plan provides for 100% vesting after five years of vesting service but no vesting prior thereto. Benefits payable are not subject to any deductions for Social Security or other offset amounts.

         The amounts eligible for benefits under the Pension Plan and the Pension Benefits Restoration Plan in 1996 for Messrs. Precourt, Whalen, Joyce, Lannie, and Whittinghill were $658,855, $347,664, $426,593, $271,958 and
$264,708, respectively. The amounts shown are based on cash compensation actually paid in 1996 (which includes incentive award amounts earned in prior years but not paid until 1996) versus compensation earned in 1996, as set forth in the Summary Compensation Table (some of which will not be paid until 1997 and 1998). For purposes of the Pension Plan, Messrs. Precourt, Whalen, Lannie and Whittinghill have 8, 4, 2 and 6 years of accrued pensionable service, respectively, and 27, 4, 3 and 19 years of vesting service, respectively, as of December 31, 1996. Mr. Joyce was covered under the Acadian Gas Pipeline System Pension Plan ("Acadian Pension Plan") which was merged into the Tejas

Gas Corporation Pension Plan on September 1, 1991. As a result, as of December 31, 1996, Mr. Joyce has 11 years of accrued pensionable service for purposes of computing the portion of his pension benefits accrued under the Acadian Pension Plan benefit formula and 5 years of accrued pensionable service under the Tejas Pension Plan benefit formula and 16 years of vesting service.

PERFORMANCE GRAPH

         The following performance graph compares the performance of the Company's Common Stock to the S&P 500 index and to the Dow Jones Pipelines Industry Group Weighted Index for the period commencing December 31, 1991 and ending December 31, 1996. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1991 and that all dividends were reinvested. Other than dividends payable in Common Stock, the Company has paid no dividends on its Common Stock.


                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

               1991      1992      1993      1994      1995      1996
               ----      ----      ----      ----      ----      ----
Tejas Gas      $100      $154      $357      $340      $415      $561
Pipelines      $100      $121      $154      $151      $208      $284
S&P 500        $100      $108      $119      $120      $165      $203

           Assumes $100 Invested on 12/31/91 in Company Common Stock,
      S&P 500 Index, and Dow Jones Pipeline Industry Group Weighted Index

                         BASED ON 12/31 YEAR END VALUES

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Committee is composed entirely of directors who are not eligible to participate in any of the employee plans the Committee administers.

         Since its inception, the Company has maintained the philosophy that compensation of its executive officers and its other employees should be directly and materially linked to operating performance. It is a historical fact, therefore, that in years when the Company has had extraordinary success, its officers have been well compensated and in less profitable years, the officers' pay has been negatively impacted to a substantial degree.

         The Board of Directors structured the Company's executive compensation policies with the following objectives:

         o To ensure that there is an appropriate linkage between executive compensation and the creation of stockholder value;

         o To ensure that the total program is designed to attract, motivate and retain executives of outstanding abilities;

         o To ensure the competitiveness of current cash and equity incentive opportunities;

         o To ensure an appropriate mix of salary versus bonus opportunity; and

         o To ensure pay for performance through an appropriate annual bonus plan, including financial performance measures.

         The Company attempts to provide its executives with a total compensation package that, at expected levels of performance, is competitive with those provided to executives who hold comparable positions or have similar qualifications in other organizations of its size in general industry, the energy industry and the pipeline industry. The Company uses data for such industry groups rather than the companies included in the indexes shown on the Performance Graph for purposes of setting competitive compensation levels because the Company believes it is competitive in a broader market than that represented by such companies. The Company estimates an executive's competitive level of compensation based on information drawn from a variety of sources, including proxy statements, special surveys, and compensation consultants. This information is used in creating the basic structure of the program. However, the Company has established a philosophy of generally providing conservative base salaries and placing more emphasis on incentive compensation opportunities in order to strongly emphasize pay-for- performance. As a result, the value of an executive's compensation package will vary significantly based on performance. So while the expected value of an executive's compensation package may be competitive, its actual value will, of course, exceed or fall below competitive levels depending on performance.

         The Company's incentive plans are largely designed to ensure that incentive compensation varies in a manner consistent with the financial performance of the Company. It should be noted, however, that the Company's various incentive plans each serve somewhat different purposes and, as such, employ different measures of financial performance and cover different periods of time. Accordingly, an executive's total compensation will not typically vary based on any single measure of Company performance over a particular period of time. The Company also believes that effectively rewarding individual performance will ultimately serve to enhance the financial performance of the Company. So while the Company's incentive plans provide compensation that varies with financial performance, they also provide for individual awards that are based on both quantitative and qualitative assessments of Company and individual performance in a given year.

DESCRIPTION OF THE EXECUTIVE COMPENSATION PROGRAM

         This section describes each of the principal elements of the Company's executive compensation program with specific references to the objectives discussed above.

         The objective of the Company's base salary program for key management positions is to provide base salaries that are consistent with the 50th percentile market rate for companies similar in size to the Company. The Compensation Committee believes it is crucial to provide salaries within a competitive market range in order to attract and retain managers who are highly talented. The specific competitive markets considered depend on the nature and level of the positions in question and the labor markets from which qualified individuals would be recruited. Base salary levels are also dependent on the performance of each individual employee over time. Thus, employees with higher levels of performance sustained over time will be paid correspondingly higher salaries. Annual salary adjustments are based on general levels of market salary increases, individual performance, and the Company's overall financial results. All base salary increases are based on a philosophy of pay-for-performance.

         The objectives of the Annual Incentive Plan are to motivate and reward the accomplishment of Company annual objectives. As a pay-for-performance plan, cash incentive awards are paid upon the achievement of performance objectives established for the calendar year and an assessment of management's contributions to the Company for the year. The performance objectives are determined each year based on goals established by the Compensation Committee and using information supplied by management. Targeted annual incentive awards are determined for plan eligible positions each year using comparative data to establish the 50th percentile market rate. Actual annual incentive awards to eligible Company managers are based on various Company and individual performance measures. The Company performance measures considered in 1996 include Company earnings per share growth (weighted 50%) and Company growth in earnings before interest, taxes, depreciation, and amortization ("EBITDA", weighted 50%). For the purposes of determining the target annual incentive awards for 1996, the Compensation Committee established growth goals of 20% in net earnings and 10% in EBITDA. Annual incentive awards to eligible Company managers are capped at a maximum level regardless of how much the Company may exceed the established targets. In addition, no annual incentive awards are paid under the Annual Incentive Plan unless certain minimum growth standards are equaled or exceeded except as determined by the Compensation Committee. Individual performance is also assessed in both a quantitative and qualitative fashion for purposes of determining annual incentive awards. The key factor considered in this assessment is the extent to which the individual contributed to the Company's business success in his or her area of responsibility. However, individual performance is not assessed using a specific formula. The Compensation Committee expects performance goals to change over time, subject to the terms of the Annual Incentive Plan. Prior to 1997, there has been no formal plan document relating to the Annual Incentive Plan. Beginning in calendar year 1997, the Company has modified the Annual Incentive Plan and has prepared a formal plan document to be presented for approval by the Company's stockholders. See Proposal 4 for a description of the Annual Incentive Plan.

         The Company's current long-term incentive plan, the Employee Stock Option Plan, is a non-qualified stock option plan. Stock options are the only long-term incentive device used by the Company because they most clearly align the interests of employees and stockholders by providing value to the employee when the stock price increases. All options granted prior to 1997 have terms of seven (7) years and are fully exercisable within a vesting schedule determined by the Stock Option Committee. The exercise price is payable in cash, shares of Company stock, broker-financed cash-less exercise, or some combination of these approaches. No option holder has any rights as a stockholder for any shares subject to an option until the exercise price has been paid and the shares are issued to the optionee. The Company's overall stock option grant levels are established by considering competitive market data on grant levels, at the market 50th percentile, and an appropriate overall level of shares reserved for such plans. Individual option grants are based on the position of each participant in the Company and individual performance. The Employee Stock Option Plan is to be amended for calendar year 1997, subject to approval of the Company's stockholders. See Proposal 3 for a description of the proposed amendment and restatement of the Employee Stock Option Plan.

         The executive compensation program is reviewed periodically to ensure an appropriate mix of base salary, annual bonus, and long-term rewards within the philosophy of providing competitive total direct compensation opportunities.

1996 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

         As described above, the Company manages its compensation for all executives, including the Chief Executive Officer (the "CEO"), considering both a pay-for-performance philosophy and market rates of compensation for the job. Specific actions taken by the Compensation Committee regarding the CEO's compensation are summarized below.

BASE SALARY - The CEO's salary was $499,992 in 1996. In 1996, the CEO's salary was increased to bring it closer to the 50th percentile market rate for his position at companies of comparable size and to recognize continued strong Company performance. The performance criteria used in establishing the size of the CEO's salary increase in 1996 included growth in earnings per share, growth in EBITDA, and progress made toward successfully implementing the Company's business strategy.

ANNUAL INCENTIVE - The Annual Incentive Plan award earned by Mr. Precourt for 1996 performance was $480,000. The target incentive award for the CEO in 1996 was 60% of base pay with a maximum of 120% of base pay. For the purposes of determining the target annual incentive awards, the Compensation Committee established growth goals of 20% in net earnings per share and 10% in EBITDA. In 1996, the Company's growth exceeded the maximum threshold levels set for the plan. The Compensation Committee elected to award Mr. Precourt $480,000 as a result of such outstanding growth.

STOCK OPTIONS - A total of 150,001 non-qualified stock options (after adjustment to reflect a three-for-two stock split) were granted to Mr. Precourt in 1996. One third of the options were granted with exercise prices equal to the fair market value of the shares of Common Stock on the date of grant and two-thirds of the options were granted with exercise prices in excess of the fair market value of the shares of Common Stock on the date of grant. The size and terms of the award were determined based on the Compensation Committee's development of a retention policy based upon a comparison of retention arrangements at other companies. Due to the magnitude of the 1996 option grant, no option grants are currently planned to be made to the CEO during 1997 or 1998, unless the Company's circumstances change or market developments dictate otherwise. The performance sensitivity of the grant is built into the option concept, since the options produce no income for the recipient unless the Company's share price rises.

TAX CODE LIMITATION ON DEDUCTION OF EXECUTIVE COMPENSATION

         In 1993, Congress enacted Section 162(m) of the Internal Revenue Code to limit the corporate deduction to one million dollars ($1,000,000) for compensation paid to a person who on the last day of fiscal years beginning on or after January 1, 1994, is either the Chief Executive Officer or among the four most highly compensated officers other than the Chief Executive Officer ("Covered Employees"), subject to certain transition rules and exceptions for non-discretionary, performance-based compensation paid under a plan approved by the stockholders. Stock option exercises under the Company's Employee Stock Option Plan qualify as performance-based compensation. In the absence of stockholder approval and certain other requirements of Section 162(m), bonuses paid under the Annual Incentive Plan are ineligible for the performance-based compensation exception of Section 162(m). Although the Committee does not anticipate that other compensation in 1997 will exceed the limit, the Company has modified the Annual Incentive Plan in a manner that is responsive to Section 162(m) and the Annual Incentive Plan is being presented to the stockholders of the Company for approval. See Proposal 4 for a description of the Annual Incentive Plan. The Committee will also retain the discretion to pay non-deductible compensation if that would be in the best interests of the Company and stockholders under the circumstances.

By:      Compensation Committee of the Board of Directors

                  Frederic C. Hamilton, Chairman
                  A.J. Miller
                  Robert G. Stone, Jr.
                  Ronald F. Walker


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee are Frederic C. Hamilton, A.J. Miller, Robert G. Stone, Jr. and Ronald F. Walker. Mr. Hamilton is Chairman of the Board of Directors of the Company, but is not an employee of the Company. Messrs. Hamilton and Miller hold director and officer positions with F.C.H. Operating Company ("F.C.H."), an entity that has a relationship with the Company, as described immediately below. No executive officer of the Company has
(i) served as a member of the Compensation Committee of another entity, one of whose executive officers served on the Compensation Committee of the Company,
(ii) served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Company (other than the relationship with F.C.H. described below), or (iii) served as a member of the Compensation Committee of another entity, one of whose executive officers served as a director of the Company.

F.C.H. CONSULTANCY AGREEMENT

         In January 1995, the Company entered into a Consultancy Agreement with F.C.H. which provides that F.C.H., on a best efforts basis, will provide the Company with services relating to risk management and related matters, and secretarial services. Subject to the terms of the Consultancy Agreement, F.C.H. will provide services as requested by the Company on terms and conditions agreed to by the parties. F.C.H. is compensated at a rate of $4,350 per month for these services. The Company will pay for risk management services that exceed 500 hours per year on the basis of actual time expended at a rate sufficient to cover salary, benefits and overhead. The Consultancy Agreement may be terminated by either party upon 60 days prior notice. The Company paid $47,850 to F.C.H. in 1996 pursuant to the Consultancy Agreement.

         Mr. Hamilton, who is a director of the Company and the Chairman of the Company's Board of Directors, is a director and the President of F.C.H. and Mr. Miller, who is a director of the Company, is a director and the Vice President and Treasurer of F.C.H. Mr. Hamilton owns all of the stock of F.C.H.

As of March 17, 1997, Mr. Hamilton beneficially owned 7 percent of the Company's outstanding Common Stock.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

GAS PURCHASE AGREEMENT

         Cody Energy Inc. ("Cody") is a producer and marketer of oil and gas, and sells gas to Tejas Gas Marketing Company ("Tejas Gas Marketing"), a wholly owned indirect subsidiary of the Company, under a Gas Purchase Agreement originally entered into between Arco Natural Gas Marketing, Inc. ("Arco") as seller and Exxon Gas System, Inc. ("Exxon") as buyer. Cody subsequently acquired the interests of Arco, and the Company subsequently acquired the interests of Exxon. The gas sold by Cody and bought by Tejas Gas Marketing is from the Pledger Field in Brazoria County, Texas. Sales during 1996 under the Gas Purchase Agreement totaled $217,632. Further sales are expected in 1997 and beyond.

         Mr. Gates, who is a director of the Company, is a director of and holds a substantial interest in, Cody Company, the parent of Cody. Mr. Gates is the Chief Executive Officer and a director of Cody Company and a director of Cody. As of March 17, 1997, Mr. Gates beneficially owned 8.6 percent of the Company's outstanding Common Stock.

         See "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION" for information regarding certain other relationships involving the Company.

OTHER MATTERS

         During a strike by its drivers, Greyhound Lines, Inc. and its affiliated companies, including BusLease, Inc., corporations for which P. Anthony Lannie, Senior Vice President, General Counsel and Secretary of the Company, was serving as Executive Vice President and a director, filed petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in 1990 and emerged from bankruptcy under plans of reorganization approved in 1991.


PROPOSAL 2.

                 PROPOSAL TO APPROVE THE TEJAS GAS CORPORATION
                 AMENDED AND RESTATED DIRECTOR STOCK OPTION PLAN

GENERAL

         In May 1992, the stockholders of the Company adopted the Tejas Gas Corporation Director Stock Option Plan (as subsequently amended by the First Amendment effective March 13, 1992 and by Amendment dated December 9, 1995, the "Prior Director Plan"). Subject to the approval of the stockholders of the Company, the Board of Directors amended and restated the Prior Director Plan effective as of January 1, 1997 (as so amended and restated, the "Restated Director Plan"). Where the descriptions contained in this section of the Proxy Statement are applicable to the Prior Director Plan and have not been modified by the Restated Director Plan, the Tejas Gas Corporation Director Stock Option Plan is sometimes referred to as the "Director Plan." The description of the Restated Director Plan set forth below addresses the principal modifications to the Prior Director Plan that would result if the stockholders approve the Restated Director Plan. Such description is a summary and does not purport to be complete and is subject in all respects to, and qualified by reference to, the provisions of the Restated Director Plan, a copy of which is annexed hereto as Annex A.

DESCRIPTION OF THE RESTATED DIRECTOR PLAN

PURPOSE AND ELIGIBILITY

         The purpose of the Restated Director Plan will continue to be to encourage ownership in the Company by nonemployee directors, including the Chairman of the Board of Directors (the "Chairman"), and to strengthen the Company's ability to attract and retain nonemployee directors with appropriate experience and ability. The Chairman and directors of the Company who are not employees of the Company or any affiliate of the Company are eligible to participate in the Director Plan ("Eligible Directors").

STOCK OPTION AWARDS

         Each Eligible Director serving on the Board of Directors at January 1, 1997 has been awarded an initial grant of options to purchase 24,750 shares of Common Stock (as adjusted for stock splits and a stock dividend) under the Director Plan. Each Eligible Director will be granted annually, on the first business day following the Company's Annual Meeting of Stockholders ("Annual Grant Date"), an option (a "Director Option") to purchase 2,475 shares of Common Stock; provided that any Eligible Director who has not previously received an initial Director Option under the Director Plan will receive instead an initial grant on the first such Annual Grant Date of a Director Option to purchase 24,750 shares of Common Stock. Director Options granted prior to January 1, 1997 are exercisable at the price established at the time of grant as adjusted for stock splits and stock dividends prior to January 1, 1997. All other Director Options granted under the Director Plan permit the recipient to purchase shares of Common Stock at an exercise price per share equal to the fair market value of a share of Common Stock on the date the Director Option is granted.

NUMBER OF SHARES SUBJECT TO RESTATED DIRECTOR PLAN

         Giving effect to previous stock splits and a stock dividend, the Director Plan will continue to provide that the total number of shares of Common Stock that may be optioned thereunder must not exceed 317,790 (subject to certain adjustments as described below). Such number consists of 184,140 shares of Common Stock subject to outstanding options granted under the Director Plan as of December 31, 1996, and 133,650 shares of Common Stock reserved under the Director Plan as of December 31, 1996 and available for grant. The next grant of Director Options will be made on May 9, 1997. The closing price for the Common Stock on March 17, 1997 was $44 7/8.

CERTAIN ADJUSTMENTS

         The Restated Director Plan provides that (i) the number of shares of Common Stock reserved for issuance under the Director Plan, (ii) the number of shares of Common Stock issuable pursuant to options granted under the Director Plan (whether granted before or after the event triggering the adjustment) and
(iii) the per share exercise price of options awarded under the Director Plan prior to the event triggering the adjustment are subject to proportionate adjustment to reflect the occurrence of certain events, including a subdivision or consolidation of outstanding shares of Common Stock, a dividend payable in shares of Common Stock or a transaction effecting a change in the number of shares of Common Stock outstanding. Equitable adjustments will also be made to give proper effect to a merger or consolidation of the Company and certain other corporate events.

EXERCISE AND TERM OF OPTIONS

         The Restated Director Plan continues to provide that each Director Option granted under the Director Plan becomes exercisable, on a cumulative basis, in five equal installments, with the first installment becoming exercisable six months after the date of grant and the remaining four installments exercisable annually beginning on the first anniversary of the grant date. Under the Restated Director Plan, the exercise price of the Director Options is payable (i) in cash, (ii) in shares of Common Stock previously held by the director for at least six months valued at fair market value, (iii) by surrendering all or any part of that or any other option to purchase Common Stock valued at fair market value or (iv) by any combination thereof. The Prior Director Plan does not provide for payment of the exercise price of Director Options by means of surrendering options.

         The Restated Director Plan continues to provide that on (i) the execution of and stockholder approval of an agreement relating to (a) a merger or consolidation of the Company where the Company is not the surviving corporation or becomes a subsidiary of another corporation party to the agreement of merger or consolidation or (b) the sale or disposition of all or substantially all of the assets of the Company (except with respect to a sale or distribution to certain specified persons) or (ii) a change in control of the Company (except with respect to increased ownership of voting securities by certain specified persons), all outstanding Director Options will immediately become fully vested and exercisable. The Restated Director Plan modifies the Prior Director Plan by naming an additional individual to, and removing two entities that no longer hold a significant interest in the Company from, the list of specified persons who, regardless of increases in their level of ownership in the Company's securities or assets, will not be considered to trigger the immediate vesting of options described in this paragraph.

         The Prior Director Plan provides that in the event of termination of service as a director, except by reason of retirement, disability or death, the outstanding Director Options held by such individual will expire three months after termination, or on their stated maturity, whichever occurs first, and may be exercised only to the extent that they were exercisable on the date of termination. The Prior Director Plan provides that in the event of termination of service by reason of retirement or disability, each of the outstanding Director Options held by such individual will terminate five years after retirement or disability and will continue to vest and be exercisable in accordance with their terms prior to such date. In the event of the death of a director, each of the outstanding Director Options granted under the Prior Director Plan held by such individual will vest in full and become exercisable by the individual's legal representative during the five-year period following death, subject to certain limitations. The Restated Director Plan modifies the foregoing provisions to provide that in the event of termination of service by reason of retirement or disability, each of the outstanding Director Options held by such individual will expire within the following periods after termination, or on their stated maturity, whichever occurs first, and may be exercised only to the extent that they were exercisable on the date of termination: (i) with respect to retirement or termination by the Company for any reason other than for cause, thirty days after termination, and (ii) with respect to disability, three months after termination. Under the Restated Director Plan, if a director's service is terminated because of his death, then any Director Option held by such director will be exercisable, to the extent it was exercisable as of the date of such director's death for 12 months from the date of such director's death or, if sooner, until its stated expiration date. Director Options that were not exercisable as of the date of the director's death will be forfeited and may not be exercised. If a director's service terminates for any reason other than death, disability, retirement or involuntary termination (except for involuntary termination for cause), the Restated Director Plan provides that any Director Options that were unexercised as of the date of termination will be forfeited and no longer subject to exercise. These modifications apply only to options granted on or after January 1, 1997.

         The Restated Director Plan provides that Director Options will expire ten years from the date of grant (subject to earlier expiration as provided in the Director Plan), modifying the Prior Director Plan's seven year limitation for the exercise of the Director Options. This modification applies only to options granted after January 1, 1997.

TRANSFER OF OPTIONS

         Under the Prior Director Plan, Director Options may not be transferred other than by will or by the laws of descent and distribution. The Restated Director Plan expands the transferability of Director Options by providing that any Director Option may be transferred by the optionee to (i) specified family members of the optionee (children and grandchildren), (ii) a trust or trusts for the exclusive benefit of such family members, or (iii) a partnership or partnerships in which such family members have at least 99% of the equity, profit and loss interests, provided that (x) the stock option agreement pursuant to which the options were granted (or an amendment thereto) must expressly provide for transferability of the options, (y) subsequent transfers of transferred options are prohibited except by will or the laws of descent and distribution (unless such transfers are made to the original optionee or a person to whom the original optionee could have made a transfer in accordance with the Restated Director Plan) and (z) certain other conditions are met. Following such a transfer, the transferred options will continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The Restated Director Plan further provides that (i) the term "optionee" is also deemed to refer to the transferee of the options and (ii) the events of termination of service on the Board of Directors described above under "--EXERCISE AND TERM OF OPTIONS" will continue to be applied with respect to each original optionee, following which the options will be exercisable by the transferee only to the extent and for the periods specified therein.

ADMINISTRATION AND AMENDMENT

         Under the Restated Director Plan, the Board of Directors will continue to have complete authority to administer the Restated Director Plan, subject to compliance with its terms, and is permitted at any time to terminate, amend or modify it, except that no amendment, modification or termination of the Director Plan may adversely affect any Director Option granted prior to such amendment, modification or termination without the consent of the optionee. The Restated Director Plan modifies the Prior Director Plan by (i) removing the requirements of the Prior Director Plan that no revision or amendment be made without stockholder approval that would change the number of shares subject to the Prior Director Plan (except to reflect certain corporate events as provided in Section 8 of the Prior Director Plan), change the designation of the class of directors eligible to receive options, or materially increase benefits accruing to participants under the Prior Director Plan and (ii) removing the requirements of the Prior Director Plan that the provisions relating to the class of persons eligible to participate in the Prior Director Plan and the amount, price, and timing of awards not be amended more than once every six months except to the extent necessary to comply with changes in the Internal Revenue Code of 1986, as amended (the "Code"), the Employee Retirement Income Security Act, as amended, or the rules promulgated thereunder. Generally, these changes remove restrictions that were required in order to comply with old Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). New Rule 16b-3 no longer imposes these requirements.

TERMINATION

         The Restated Director Plan will terminate when all Common Stock subject to the plan is subject to an option to purchase, unless earlier discontinued by the Board of Directors.

FEDERAL INCOME TAX TREATMENT

         Director Options are intended to be non-qualified options for federal income tax purposes. Upon the exercise of a non-qualified option, the Eligible Director will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. The Company will be entitled to an income tax deduction in an amount equal to the amount of ordinary income recognized by the director. This tax information is only a summary, does not purport to be complete and does not cover, among other things, state and local tax treatment of participation in the Director Plan.

INTEREST OF CERTAIN PERSONS IN THE RESTATED DIRECTOR PLAN

         Nonemployee directors of the Company will be the recipients of benefits under the Restated Director Plan. Six persons, Messrs. Frederic C. Hamilton, Charles C. Gates, Arthur L. Kelly, A.J. Miller, Robert G. Stone, Jr., and Ronald
F. Walker, will continue to be Eligible Directors on the effective date of the Restated Director Plan. See "--PURPOSE AND ELIGIBILITY." Each of these Eligible Directors will receive Director Options covering 2,475 shares of Common Stock on the Annual Grant Date for 1997.

SUMMARY OF PRINCIPAL MODIFICATIONS FROM PRIOR DIRECTOR PLAN

         The Restated Director Plan modifies the Prior Director Plan in the following principal respects: (i) it allows for payment of the exercise price of the Director Options to be made by the surrender of in-the-money options to purchase Common Stock (see "--EXERCISE AND TERM OF OPTIONS"); (ii) for Director Options granted on or after January 1, 1997, it increases from seven years to ten years the period within which Director Options may be exercised (see "--EXERCISE AND TERM OF OPTIONS"); (iii) it permits lifetime transfers of Director Options to certain specified transferees (see "--TRANSFER OF OPTIONS");
(iv) it permits the Board of Directors to revise or amend the Director Plan without stockholder approval with respect to certain items that under the Prior Director Plan required stockholder approval (see "--ADMINISTRATION AND AMENDMENT"); and (v) for Director Options granted on or after January 1, 1997, it decreases the periods after termination of service during which options will be exercisable and provides that such options cease to vest as of the date of termination of service (see "--EXERCISE AND TERM OF OPTIONS"). Each of the modifications to the Director Plan listed in this paragraph is more fully described above under the captions identified.

STOCKHOLDER APPROVAL

         If the Restated Director Plan is not approved by the stockholders, the Prior Director Plan will remain in full force and effect, and all Director Options granted under the Restated Director Plan will be subject to the terms and conditions of the Prior Director Plan. If approved, the modifications made by the Restated Director Plan will apply both to outstanding options and options granted on or after January 1, 1997, except options granted before January 1, 1997 (i) will continue to expire seven years from the date of grant and (ii) will continue to be subject to the post-termination exercise periods and vesting terms in effect prior to the modifications to those items described under "--EXERCISE AND TERM OF OPTIONS". The modifications regarding the events triggering accelerated exercisability of Director Options under Section 5.E of the Restated Director Plan will apply only to Director Options granted on or after January 1, 1997 unless the optionees holding options outstanding prior to that date expressly consent to the amendment of their outstanding options to reflect such modifications.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE RESTATED DIRECTOR PLAN. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES PRESENT, OR REPRESENTED AND ENTITLED TO VOTE, AT THE MEETING IS REQUIRED TO APPROVE THE ADOPTION OF THE RESTATED DIRECTOR PLAN.


PROPOSAL 3.

               PROPOSAL TO APPROVE THE TEJAS GAS CORPORATION
               AMENDED AND RESTATED EMPLOYEE STOCK OPTION PLAN

GENERAL

         In 1988, the stockholders of the Company adopted a stock option plan that is now called the Tejas Gas Corporation Employee Stock Option Plan (as subsequently amended and restated effective July 21, 1992 and as amended by Amendments dated December 9, 1995, the "Prior Employee Plan"). Subject to the approval of the stockholders of the Company, the Board of Directors amended and restated the Prior Employee Plan effective as of January 1, 1997 (as so amended and restated, the "Restated Employee Plan"). Where the descriptions contained in this section of the Proxy Statement are applicable to the Prior Employee Plan and have not been modified by the Restated Employee Plan, the Tejas Gas Corporation Employee Stock Option Plan is sometimes referred to as the "Employee Plan." The description of the Restated Employee Plan set forth below addresses the principal modifications to the Employee Plan that would result if the stockholders approve the Restated Employee Plan. Such description is a summary and does not purport to be complete and is subject in all respects to, and qualified by reference to, the provisions of the Restated Employee Plan, a copy of which is annexed hereto as Annex B.

DESCRIPTION OF THE RESTATED EMPLOYEE PLAN

PURPOSE

         The purpose of the Restated Employee Plan will continue to be to attract, retain and motivate executive officers and other employees of the Company and its subsidiaries and to encourage stock ownership by such employees by providing them with a means to acquire a proprietary interest or to increase their proprietary interest in the Company.

ADMINISTRATION

         The Stock Option Committee of the Board of Directors (the "Stock Option Committee") is responsible for the administration of the Employee Plan. The Restated Employee Plan modifies the Prior Employee Plan by removing the requirements that (i) the Stock Option Committee be composed of at least three members of the Board of Directors who meet the requirements of the definition of "disinterested person" in old Rule 16b-3 promulgated under the Exchange Act,
(ii) no member of the Stock Option Committee be eligible to receive an option to purchase Common Stock under the Employee Plan (an "Employee Option") and (iii) no person become a member of the Stock Option Committee if, within one year prior to becoming a member, that person has been eligible for selection as a person to whom Employee Options could have been granted pursuant to the Employee Plan. Currently, the Stock Option Committee is comprised of Chairman Robert G. Stone, Jr., Ronald F. Walker and Arthur L. Kelly.

         The Restated Employee Plan continues to provide that the Company will indemnify members of the Stock Option Committee against certain claims or losses that may be incurred by such members in connection with their administration of the Employee Plan.

ELIGIBILITY

         Each officer and employee of the Company or a subsidiary of the Company who, in the opinion of the Stock Option Committee, has an opportunity to influence the long-term success of the Company or its subsidiaries is eligible to participate in the Restated Employee Plan ("Eligible Employees"). The Stock Option Committee determines, in compliance with the provisions of the Employee Plan, the Eligible Employees to whom, and the time or times at which, Employee Options will be granted. The Restated Employee Plan modifies the Prior Employee Plan by changing the definition of "subsidiary" for certain purposes, including for purposes of eligibility under the Restated Employee Plan, to specifically include wholly or partially owned partnerships, joint ventures, limited liability companies, corporations and other forms of investment by the Company. The Prior Employee Plan defines subsidiary to correspond with the meaning of such term in Section 425 of the Code.

OPTION GRANTS

         Subject to the total share limits described below under "--NUMBER OF SHARES SUBJECT TO RESTATED EMPLOYEE PLAN AND NUMBER OF PARTICIPANTS", Employee Options may be granted to Eligible Employees at any time and from time to time as the Stock Option Committee determines and the number of Employee Options granted to each optionee, the number of shares of Common Stock subject to such Employee Options and the exercise price to be paid by the optionee with respect to such shares will be within the complete discretion of the Stock Option Committee. The Restated Employee Plan modifies the Prior Employee Plan by providing that, notwithstanding the provisions described in the immediately preceding sentence, (i) no optionee may be granted Employee Options under the Restated Employee Plan for more than 200,000 shares of Common Stock in any calendar year (subject to adjustment as provided in "--CERTAIN ADJUSTMENTS" described below) and (ii) no Employee Option may have an exercise price that is less than the fair market value of the Common Stock on the date of grant. These two changes were made in response to Section 162(m) of the Code.

NUMBER OF SHARES SUBJECT TO RESTATED EMPLOYEE PLAN AND NUMBER OF PARTICIPANTS

         After giving effect to previous stock splits and a stock dividend, the Restated Employee Plan provides that the total number of shares of Common Stock that may be optioned thereunder must not exceed 2,235,592 (subject to certain adjustments as described below). Such number consists of 985,650 shares of Common Stock subject to outstanding options granted under the Employee Plan as of December 31, 1996, 299,942 shares of Common Stock reserved under the Employee Plan as of December 31, 1996 and available for grant, and an additional 950,000 shares of Common Stock reserved under the Restated Employee Plan and available for grant that represents an increase in the total number of shares that may be optioned under the Prior Employee Plan. Of the number of shares available for grant under the Prior Employee Plan as of December 31, 1996, Employee Options for 114,950 shares of Common Stock were granted in February and March 1997. The Restated Employee Plan provides that shares of Common Stock withheld or surrendered upon exercise to satisfy tax withholding requirements will be available for re-grant. The approximate number of persons who are likely to be selected to participate in the Restated Employee Plan in 1997 is 60. For information concerning the grant of Employee Options in 1996 under the Prior Employee Plan, see the "Plan Benefits Table" set forth below.

CERTAIN ADJUSTMENTS

         The Restated Employee Plan continues to provide that (i) the number of shares of Common Stock that is reserved for issuance under the Employee Plan,
(ii) the number of shares of Common Stock issuable pursuant to Employee Options granted under the Employee Plan before the event triggering the adjustment and
(iii) the per share exercise price of Employee Options previously awarded under the Employee Plan are subject to proportionate adjustment to reflect the occurrence of certain events, including a subdivision or consolidation of outstanding shares of Common Stock, a dividend payable in shares of Common Stock or a transaction effecting a change in the number of shares of Common Stock outstanding. Equitable adjustments will also be made to give proper effect to a merger or consolidation of the Company and certain other corporate events.

MERGER OR CONSOLIDATION

         If the Company is the surviving corporation in any merger, consolidation or reorganization in which holders of shares of Common Stock receive other securities in exchange for their Common Stock, Employee Options granted under the Employee Plan will pertain and apply to securities to which a holder of the number of shares of Common Stock subject to the Employee Option would have been entitled. If the Company is not the surviving corporation, the Board of Directors or any corporation assuming the obligations of the Company under the Employee Plan will either (i) substitute the securities of the surviving corporation for such stock underlying unexercised Employee Options under the Employee Plan as may be necessary to preserve the optionees' proportionate interests and preserve, without exceeding, the value of the Employee Options under the Employee Plan or (ii) provide that the Employee Options will be fully exercisable immediately before such merger, consolidation or reorganization.

EXERCISE AND TERM OF OPTIONS

         Each Employee Option is exercisable at the times specified by the Stock Option Committee at the time the Employee Option is granted; provided however, that an optionee may exercise an Employee Option in full, whether or not it is then exercisable, upon the occurrence of such circumstance or event which, in the sole discretion of the Stock Option Committee, merits special consideration, or upon a "change in control" of the Company. A "change in control" of the Company would occur if any persons (other than certain excluded individuals) become the beneficial owners of more than 50% of the voting securities entitled to vote generally in the election of directors, (ii) if all or substantially all of the assets of the Company are acquired by any person (other than certain excluded individuals), or (iii) if the Company adopts a plan of liquidation. The Restated Employee Plan modifies the Prior Employee Plan by naming an additional individual to, and removing two entities that no longer hold a significant interest in the Company from, the list of specified persons who, regardless of increases in their level of ownership in the Company's securities or assets, will not be considered to have effected a change in control of the Company.

         The exercise price of an Employee Option will be determined by the Stock Option Committee at the time the Employee Option is granted, although the exercise price may not be less than the fair market value of the Common Stock on the date of grant. The Restated Employee Plan provides that the exercise price for Employee Options may be paid (i) in cash, (ii) by tendering Common Stock previously owned having a fair market value equal to the aggregate exercise price, (iii) upon approval by the Stock Option Committee, by surrendering all or part of that or any other Employee Option valued at fair market value on the date of exercise or (iv) by any combination thereof. The Prior Employee Plan does not provide for payment of the exercise price of Employee Options by means of surrendering Employee Options.

         Under the Restated Employee Plan, if an optionee's service is terminated because of his death, then an Employee Option held by such optionee will be exercisable, to the extent it was exercisable as of the date of such optionee's death (unless the Stock Option Committee, either before or after such death, provides that the Employee Option will become immediately exercisable), for 12 months from the date of such optionee's death or, if sooner, until its stated expiration date. The Stock Option Committee may extend the exercise period of the Employee Option beyond 12 months so long as the exercise period does not exceed the expiration date of the Employee Option. Employee Options that were not exercisable as of the date of the optionee's death will be forfeited and may not be exercised, unless the Stock Option Committee provides otherwise. The Prior Employee Plan, unlike the Restated Employee Plan, does not permit the Stock Option Committee to (i) determine that an Employee Option will become immediately exercisable upon the death of the optionee, (ii) extend the 12-month period within which an Employee Option may be exercised after the death of the optionee or (iii) provide that Employee Options not exercisable on the date of the optionee's death will not be forfeited.

         The Restated Employee Plan continues to provide that, if an optionee terminates his service because of his disability, then his Employee Option will be exercisable to the extent it was exercisable as of the date of the optionee's termination for three months from the date of such optionee's termination or, if sooner, until its stated expiration date. Employee Options that were not exercisable as of the date of such termination will be forfeited and no longer subject to exercise.

         The Restated Employee Plan continues to provide that, if an optionee terminates his service because of his normal or early retirement, then his Employee Option will be exercisable to the extent it was exercisable as of the date of the optionee's termination for 30 days from the date of such optionee's termination or, if sooner, until its stated expiration date. The Restated Employee Plan modifies the Prior Employee Plan by providing that Employee Options of an optionee whose service to the Company is terminated involuntarily (other than for cause by the Company) will be exercisable in the same manner described above for termination of service for normal or early retirement. Except as otherwise provided in the Employee Plan, Employee Options that were not exercisable as of the date of such termination will be forfeited and no longer subject to exercise.

         If an optionee's service terminates for any reason other than death, disability, retirement or involuntary termination (except for involuntary termination for cause), any Employee Options that were unexercised as of the date of termination will be forfeited and no longer subject to exercise, except as expressly provided otherwise in the Restated Employee Plan.

         The Restated Employee Plan provides that the Stock Option Committee may grant Employee Options that expire ten years from the date of grant, modifying the Prior Employee Plan's seven year limitation for the exercise of Employee Options. This modification applies only to options granted after January 1, 1997.

CANCELLATION OF PREVIOUSLY GRANTED OPTIONS

         In the event that the fair market value of the Company's Common Stock is ever less than the exercise price of an Employee Option, the Stock Option Committee has the authority to cancel such option and grant a new Employee Option to the optionee for the same number of shares and at a new exercise price.

TRANSFER OF OPTIONS

         Under the Prior Employee Plan, Employee Options may not be transferred other than by will or by the laws of descent and distribution. The Restated Employee Plan expands the transferability of Employee Options by providing that, subject to approval by the Stock Option Committee, all or any portion of an Employee Option may be transferred by the optionee to (i) specified family members of the optionee (children and grandchildren), (ii) a trust or trusts for the exclusive benefit of such family members, or (iii) a partnership or partnerships in which such family members have at least 99% of the equity, profit and loss interests, provided that (x) the stock option agreement pursuant to which the options were granted (or an amendment thereto) must expressly provide for transferability of the options, (y) subsequent transfers of transferred options are prohibited except by will or the laws of descent and distribution (unless such transfers are made to the original optionee or a person to whom the original optionee could have made a transfer under the Restated Employee Plan) and (z) certain other conditions are met. Following such a transfer, the transferred options will continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The Restated Employee Plan further provides that (i) the term "optionee" is also deemed to refer to the transferee of the options and (ii) the events of termination of service described above under "--EXERCISE AND TERM OF OPTIONS" will continue to be applied with respect to each original optionee, following which the options will be exercisable by the transferee only to the extent and for the periods specified therein.

AMENDMENT, MODIFICATION AND TERMINATION

         The Restated Employee Plan permits the Board of Directors to terminate, amend or modify the Employee Plan; provided that no amendment, modification, or termination of the Restated Employee Plan may adversely affect any Employee Option granted prior to such amendment, modification or termination without the consent of the optionee. The provisions of the Restated Employee Plan with respect to amendment and termination modify the corresponding provisions of the Prior Employee Plan by removing the requirements of the Prior Employee Plan that no termination, amendment or modification be made without stockholder approval that would (i) increase the total number of shares reserved for the purposes of the Prior Employee Plan, except as specified therein with regard to a capital change of the Company; (ii) change the class of individuals eligible to receive Employee Options; (iii) permit any person, while a member of the Stock Option Committee, to be eligible to receive an option under the Prior Employee Plan;
(iv) materially increase the cost of the Prior Employee Plan; (v) extend the period during which Employee Options may be granted; or (vi) extend the maximum period after the date during which Employee Options may be exercised. Generally, these changes remove restrictions that were required in order to comply with old Rule 16b-3 promulgated under Section 16 of the Exchange Act. New Rule 16b-3 no longer imposes these requirements.

         The Restated Employee Plan continues to provide that it will terminate when all Common Stock subject to the Plan is subject to an option to purchase, unless earlier discontinued by the Board of Directors. The Restated Employee Plan removes the additional requirement of the Prior Employee Plan that no Employee Option be granted after August 31, 1998.

FEDERAL INCOME TAX TREATMENT

         Employee Options are intended to be non-qualified options for federal income tax purposes. Upon the exercise of a non-qualified option, the Eligible Employee recognizes ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. The Company will be entitled to a tax deduction in an amount equal to the amount of ordinary income recognized by the Eligible Employees. This tax information is only a summary, does not purport to be complete and does not cover, among other things, state and local tax treatment of participation in the Employee Plan.

SUMMARY OF PRINCIPAL MODIFICATIONS FROM PRIOR EMPLOYEE PLAN

         The Restated Employee Plan modifies the Prior Employee Plan in the following principal respects: (i) it alters the provisions regarding the composition of the Stock Option Committee, the eligibility of persons to serve on the Stock Option Committee and the eligibility of members of the Stock Option Committee to receive Employee Options under the Employee Plan (see "--ADMINISTRATION"); (ii) it changes the definition of "subsidiary" for certain purposes, including for purposes of eligibility under the Restated Employee Plan, to specifically include wholly or partially owned partnerships, joint ventures, limited liability companies, corporations and other forms of investment by the Company (see "--ELIGIBILITY"); (iii) it adds the requirement that no optionee be granted more than 200,000 shares of Common Stock under the Restated Employee Plan in any calendar year (subject to certain adjustments) (see "--OPTION GRANTS"); (iv) it increases the total number of shares of Common Stock that may be optioned under the Restated Employee Plan by 950,000 and provides that shares of Common Stock withheld or surrendered upon exercise to satisfy tax withholding requirements will be available for re-grant (see "--NUMBER OF SHARES SUBJECT TO RESTATED EMPLOYEE PLAN AND NUMBER OF PARTICIPANTS"); (v) it allows for payment of the exercise price of the Employee Options to be made by the surrender of in-the-money Employee Options (see "--EXERCISE AND TERM OF OPTIONS"); (vi) it expands the discretion of the Stock Option Committee to take certain actions with respect to Employee Options held by an optionee whose service to the Company terminates due to his death (see "--EXERCISE AND TERM OF OPTIONS"); (vii) it provides different treatment of Employee Options in the event the optionee's service to the Company is terminated involuntarily (other than for cause) (see "--EXERCISE AND TERM OF OPTIONS"); (viii) for Employee Options granted after January 1, 1997 it increases from seven years to ten years the period within which Employee Options may be exercised (see "--EXERCISE AND TERM OF OPTIONS"); (ix) it permits lifetime transfers of Employee Options to certain specified transferees (see "--TRANSFER OF OPTIONS"); (x) it permits the Board of Directors to revise or amend the Restated Employee Plan without stockholder approval with respect to certain items that under the Prior Employee Plan require stockholder approval (see "--ADMINISTRATION AND AMENDMENT"); and (xi) it eliminates the requirement that no Employee Option be granted after August 31, 1998 (see "--TERMINATION"). Each of the modifications to the Employee Plan listed in this paragraph is more fully described above under the captions identified.

STOCKHOLDER APPROVAL

         If the Restated Employee Plan is not approved by the stockholders, the Prior Employee Plan will remain in full force and effect, and all Employee Options granted under the Restated Employee Plan will be subject to the terms and conditions of the Prior Employee Plan. If approved, the modifications made by the Restated Employee Plan will apply both to outstanding options and to options granted on or after January 1, 1997, except that options granted before January 1, 1997, will continue to expire seven years from the date of grant. The modifications to the change in control provisions of Section 13.3 of the Restated Employee Plan will apply only to options granted on or after January 1, 1997, unless the optionees holding options outstanding prior to that date expressly consent to the amendment of their outstanding options to reflect such modifications.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE RESTATED EMPLOYEE PLAN. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES PRESENT, OR REPRESENTED AND ENTITLED TO VOTE, AT THE MEETING IS REQUIRED TO APPROVE THE ADOPTION OF THE RESTATED EMPLOYEE PLAN.

PROPOSAL 4.

                  PROPOSAL TO APPROVE THE TEJAS GAS CORPORATION
                              ANNUAL INCENTIVE PLAN

GENERAL

         The Company has maintained an annual incentive compensation plan (as last amended in 1996, the "Annual Incentive Plan") under which a participant may receive incentive compensation in addition to base salary, subject to the attainment of stated performance goals, based on the participant's level of authority and responsibility and a discretionary assessment of individual performance during the year. Prior to January 1, 1997, the Annual Incentive Plan had no formal plan document. The Board of Directors of the Company has reconstituted the Annual Incentive Plan in a written document called the Tejas Gas Corporation Annual Incentive Plan, incorporating the terms of the Annual Incentive Plan in effect prior to January 1, 1997 and making certain modifications thereto responsive to Section 162(m) of the Code. The Board has recommended the written Annual Incentive Plan for adoption by the stockholders, as required by Section 162(m). The description of the Annual Incentive Plan set forth below is a summary and does not purport to be complete and is subject in all respects to, and qualified by reference to, the provisions of the Annual Incentive Plan, a copy of which is annexed hereto as Annex C.

ANNUAL INCENTIVE PLAN DESCRIPTION

PURPOSE, ELIGIBILITY AND ADMINISTRATION

         The Annual Incentive Plan is designed to recognize, motivate and reward exceptional accomplishment toward annual corporate objectives; to attract and retain quality employees; and to be market competitive. Employees of the Company and its subsidiaries (including the CEO, six other executive officers, and approximately 840 other employees) are eligible to receive awards under the Annual Incentive Plan. It is not possible to state which employees will receive awards under the Annual Incentive Plan in the future or the amounts of such awards, since these matters will be determined in the future by the Compensation Committee of the Board of Directors (the "Compensation Committee") or, with respect to certain designated employees as more fully described below, a subcommittee of the Compensation Committee comprised of only outside directors (the "Subcommittee"). However, the Company expects that awards under the Annual Incentive Plan will be made to all regular full-time and regular part-time employees. See the Plan Benefits Table set forth below to see the awards granted in 1996 to certain executive officers, employees and other groups under the Annual Incentive Plan.

         Prior to March 31 of each year, the Subcommittee will endeavor to designate as a "Designated Covered Employee" any employee it reasonably foresees may receive awards under the Annual Incentive Plan in amounts that, when combined with that participant's other non-performance based compensation, would exceed the limits Section 162(m) of the Code prescribes for corporate income tax deduction by the Company for compensation and who would be "Covered Employees" under Section 162(m) of the Code. Covered Employees are those employees whose compensation is disclosed in the Company's Proxy Statement. The Subcommittee will administer the Annual Incentive Plan as to Designated Covered Employees, and the Compensation Committee will administer the Annual Incentive Plan as to all other employees. All decisions and determinations of the Subcommittee on all matters relating to Designated Covered Employees under the Annual Incentive Plan will be conclusive upon ratification by the Compensation Committee. With respect to administration of the Annual Incentive Plan, the "Applicable

Committee" will hereinafter refer to the Subcommittee as to Designated Covered Employees and the Compensation Committee as to all other employees.

INDIVIDUAL PERFORMANCE AWARD LEVELS

         Prior to March 31 of each year, individual award levels will be established by the Applicable Committee. The award levels will be expressed as specified levels of (i) earnings per share before deduction of awards made under the Annual Incentive Plan and related income taxes ("EPS") and (ii) earnings before deduction of awards made under the Annual Incentive Plan, interest, income taxes, depreciation and amortization and, if and to the extent determined by the Applicable Committee, other financing related expenses ("EBITDA"). Each performance measure is weighted as determined by the Applicable Committee and generally reflects an increase in the Company's actual performance from the previous calendar year. The Applicable Committee establishes three performance award levels ("threshold," "target" and "stretch" goals). Employees will be eligible to receive payments based upon a percentage of base salary if the Company meets the "threshold" performance levels with payments increasing (as a percentage of base salary) if the "target" or "stretch" performance levels are met or exceeded. For each calendar year, the Applicable Committee will determine which employees will receive payments under the Annual Incentive Plan and will establish the performance award levels and percentages of salary on or before March 31 of that year. No employee may receive more than $1.5 million under the Annual Incentive Plan with respect to performance levels attained in any one calendar year.

PAYMENT OF AWARDS

         The Subcommittee may make downward (but not upward) adjustments of the actual award level from the performance award level for Designated Covered Employees. For all other employees, the Compensation Committee may make upward or downward adjustments of the actual award level from the performance award level based on the employee's performance.

         Awards payable under the Annual Incentive Plan will be paid from the general assets of the Company and may be made in cash or in Common Stock (with an equivalent fair market value on the date of payment) as determined by the Applicable Committee. No fund or trust is established or maintained under the Annual Incentive Plan for the payment of such awards, and no employee will have an interest in the assets of the Company. Cash payments made under the Annual Incentive Plan may be deferred according to the terms of the Tejas Gas Corporation Benefit Restoration Plan and the Tejas Gas Corporation Thrift Plan. The Applicable Committee will determine the timing of payments under the Annual Incentive Plan and may elect to make payments over more than one calendar year. There will be no increase in the amount of payment as a result of any award being paid in installments, except that the Applicable Committee may increase such payments by an amount based on a rate of interest that the Applicable Committee determines to be reasonable or the actual rate of return of a specific investment.

AMENDMENT

         The Applicable Committee may modify or terminate the Annual Incentive Plan at any time without prior notice to or consent of employees; provided that, without approval of the stockholders of the Company, no such amendment will be made that would change the class of employees eligible to receive awards under the Annual Incentive Plan, base the award on a performance measure other than EPS and EBITDA, or increase the maximum individual award payment under the Annual Incentive Plan.

FEDERAL INCOME TAX TREATMENT

         The payment of an award under the Annual Incentive Plan will be taxable to the recipient as ordinary income. Section 162(m) of the Code limits the corporate income tax deduction for publicly held companies to $1 million in any tax year for compensation paid to each of the Chief Executive Officer and the four highest paid executive officers apart from the Chief Executive Officer. This rule applies to all deductible compensation including the deduction arising from the payment of annual bonuses such as awards under the Annual Incentive Plan. Various forms of compensation are exempted from this deduction limitation, including payments that are (i) subject to the attainment of pre-established objective performance goals, (ii) established and administered by outside directors, and (iii) paid under a plan approved by the stockholders. The Board of Directors expects that payments made under the Annual Incentive Plan to Designated Covered Employees for 1997 and later years will qualify for exemption from the operation of Section 162(m) of the Code and, therefore, will qualify as deductible compensation expense by the Company.

STOCKHOLDER APPROVAL

         Awards to Covered Employees are conditioned upon stockholder approval of the Annual Incentive Plan. If the Annual Incentive Plan is not approved by the stockholders, the Annual Incentive Plan will be effective only as to employees who are not Covered Employees.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE ANNUAL INCENTIVE PLAN. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK CAST AND VOTED AT THE MEETING IS REQUIRED TO APPROVE THE ADOPTION OF THE ANNUAL INCENTIVE PLAN.

                                  PLAN BENEFITS

                  The benefits or amounts that will be received or allocated in the future under the Restated Employee Plan and the Annual Incentive Plan are not determinable at this time. With respect to the Employee Plan and the Annual Incentive Plan, the table below shows options granted and awards earned under such plans in fiscal 1996. With respect to the Restated Director Plan, the table sets forth certain information regarding awards anticipated to be granted under such plan for fiscal 1997.



                                                  PLAN BENEFITS TABLE (1)


                                   TEJAS GAS CORPORATION               TEJAS GAS CORPORATION        TEJAS GAS CORPORATION
                                       DIRECTOR STOCK                     EMPLOYEE STOCK               ANNUAL INCENTIVE
                                     OPTION PLAN (2)(3)                     OPTION PLAN                    PLAN (4)
                                   ---------------------               ---------------------        ---------------------
                                GRANT DATE                          GRANT DATE
 NAME AND POSITION OR GROUP    PRESENT VALUE      NUMBER OF       PRESENT VALUE       NUMBER OF
                                    (5)            OPTIONS             (6)             OPTIONS           DOLLAR VALUE
---------------------------    -------------      ---------       -------------       ---------          ------------
Jay A. Precourt                     N/A              N/A            $1,665,245         150,001            $ 480,000
Chief Executive Officer,
President and
Vice Chairman of the Board

James W. Whalen                     N/A              N/A            $ 500,229           40,000            $ 247,000
Senior Executive
Vice President, Chief
Financial Officer and
Treasurer

Rene R. Joyce                       N/A              N/A            $ 186,751          15,000             $ 282,000
Senior Executive Vice
President

P. Anthony Lannie                   N/A              N/A            $ 130,726          10,500             $ 167,000
Senior Vice President,
General Counsel and
Secretary

Frank T. Whittinghill, III          N/A              N/A            $ 126,057          10,125             $ 166,000
Senior Vice President -
Commercial Services &
Pipeline Operations of Tejas-
Acadian Holding Company

Executive Group (7)                 N/A              N/A            $2,609,008         225,626            $1,488,000

Non-Executive Director           $353,675           14,850             N/A               N/A                 N/A
Group (8)

Non-Executive Officer
Group (9)                           N/A              N/A            $1,604,902         125,925            $4,318,885


(1) The number of options and related information have been adjusted for the three-for-two split of Common Stock implemented in April 1996.

(2) Only awards expected to be granted under the Director Plan in fiscal year 1997 are included in the table. The Restated Director Plan calls for like awards to be granted to participants each year

         (except that the Restated Director Plan calls for greater awards for initial grants to any new directors as more fully described under "Proposal to Approve the Tejas Gas Corporation Amended and Restated Director Stock Option Plan -- Description of the Restated Director Plan -- Stock Option Awards.").

(3) Assumes that the members of the Board of Directors and their employment status with respect to the Company and its affiliates remain unchanged.

(4) Prior to 1997, the Annual Incentive Plan provided for only cash awards. Awards under the modified Annual Incentive Plan may consist of cash or stock, as the Applicable Committee determines.

(5) The value has been calculated using a variation of the Black-Scholes stock option valuation methodology. For purposes of this presentation, the applied model uses a grant date of March 10, 1997 (for illustrative purposes only) and an option exercise price of $45.50. The grant of options in 1997 will not occur until May 9, 1997. It assumes a standard deviation of approximately 22.90%, a risk-free rate of return of 6.56%, and no dividend yields. Options will have an exercise period of ten years. The model assumes that all options are held until their expiration date, then exercised. No reduction has been made in the valuations on account of restrictions on transfer of the options or vesting or forfeiture provisions. The actual value, if any, a director may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized will be at or near the value estimated by the Black-Scholes model.

(6) The value has been calculated using a variation of the Black-Scholes stock option valuation methodology. The applied model uses the grant date of February 8, 1996, an option exercise price of $32.4167, assumes a standard deviation of approximately 21.82%, a risk-free rate of return of 5.45%, and no dividend yields (except for options for 22,800 shares granted in March and June 1996 which have option prices equal to the closing price on the applicable grant date and utilize model assumptions that vary slightly from the foregoing). Options have an exercise period of seven years. The model assumes that all options are held until their expiration date, then exercised. No reduction has been made in the valuations on account of restrictions on transfer of the options or vesting or forfeiture provisions. The actual value, if any, an optionee may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized will be at or near the value estimated by the Black-Scholes model.

(7) Includes all current executive officers of the Company as a group. Excludes options for 90,000 shares of Common Stock granted to an individual who was an executive officer at the time of grant but whose service with the Company terminated in September 1996.

(8) Includes all current directors of the Company who are not executive officers as a group.

(9) Includes all employees of the Company, including all current officers who are not executive officers, as a group.

PROPOSAL 5.

                                    AUDITORS

         The Board of Directors, upon the recommendation of the Audit Committee, has selected Deloitte & Touche LLP as the Company's independent auditors for 1997. Deloitte & Touche LLP has served as the Company's independent auditors since December 1988. Stockholders are requested to ratify the appointment for 1997. A representative of Deloitte & Touche LLP is expected to be present at the meeting with the opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1997.

                              STOCKHOLDER PROPOSALS

         Proposals by holders of Common Stock for which consideration is desired at the 1998 annual meeting of stockholders must be received by the Company by December 8, 1997, in order to be considered for inclusion in proxy materials for the 1998 annual meeting.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than ten percent of a class of the Company's equity securities to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of the Company's equity securities. Based solely on a review of Forms 3, 4 and 5 submitted to the Company during and with respect to 1996 and written representations from certain reporting persons that no Forms 5 were required from such persons, the following information is provided concerning officers and directors who did not timely file all reports required by Section 16(a) of the Exchange Act during 1996. Mr. Gates filed a Form 5 for the year ended December 31, 1996 on March 17, 1997, that reported his acquisition of 275 shares of Common Stock awarded as part of his annual director fee for 1996 and 191 shares of Common Stock received in lieu of quarterly payments of his annual cash retainer fee that should have been reported on a Form 5 on or before February 14, 1997. Mr. Walker filed a Form 5 for the year ended December 31, 1996 on March 21, 1997, that reported his acquisition of 275 shares of Common Stock awarded as part of his annual director fee for 1996 that should have been reported on a Form 5 on or before February 14, 1997.

                                  OTHER MATTERS

         THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED HEREBY, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES THERETO, BUT EXCLUDING EXHIBITS) REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1996. SUCH REQUESTS SHOULD BE DIRECTED TO MR. JAMES W. WHALEN, TREASURER OF THE COMPANY, AT THE COMPANY'S ADDRESS SET FORTH ABOVE.

         At this time, the Company knows of no other matters that may be presented for stockholder action at the meeting. However, if any matters, other than those referred to above, should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.


                                           By Order of the Board of Directors,

                                           P. Anthony Lannie
                                           Secretary

Houston, Texas
April 7, 1997

             YOU ARE URGED TO SEND IN YOUR EXECUTED PROXY PROMPTLY.

                                                                         ANNEX A

                              TEJAS GAS CORPORATION

                           DIRECTOR STOCK OPTION PLAN

               (As Amended and Restated Effective January 1, 1997)


1.       ESTABLISHMENT AND PURPOSE

         Tejas Gas Corporation, a Delaware corporation (the "Company"), previously established the Tejas Gas Corporation Director Stock Option Plan, a nonqualified stock option plan for nonemployee directors of the Company, effective March 13, 1992, as amended by the First Amendment thereto effective March 13, 1992 and as subsequently amended by Amendment dated December 9, 1995 (the "Prior Plan"). Effective January 1, 1997, the Prior Plan was amended and restated in the form of the Plan as set forth herein (the "Plan"). The revisions made by this amendment and restatement of the Plan shall apply both to outstanding options and options granted on or after January 1, 1997, except that the amendments to the events triggering accelerated exercisability of the options under Section 5.E below shall apply only to options granted on or after January 1, 1997 unless the optionees holding options outstanding prior to that date expressly consent to the amendment of their outstanding options to reflect such amendments. The purpose of the Plan is to encourage ownership in the Company by outside directors of the Company whose services are considered essential to the Company's continued progress and thus to provide them with a further incentive to continue to serve as directors of the Company. The Plan is also intended to assist the Company through utilization of the incentives provided by the Plan to attract and retain experienced and qualified candidates to fill vacancies in the Board which may occur in the future.

2.       ADMINISTRATION

         The Plan will be administered by the Board of Directors (the "Board") of the Company.

         Subject to the express provisions of the Plan, the Board will have complete authority to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to it; to determine the terms and provisions of the respective option agreements in accordance with the provisions of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The Board's determination on the matters referred to in this
Section 2 will be conclusive.

3.       PARTICIPATION IN THE PLAN

         The Chairman of the Board and Directors of the Company who are not employees of the Company or any affiliate of the Company ("Eligible Directors") shall be eligible to participate in the Plan; provided that the recipient of an option must be serving as an Eligible Director on the date the option is granted.

4.       STOCK SUBJECT TO THE PLAN

         The stock subject to the Plan shall consist of shares subject to outstanding options under the Prior Plan at December 31, 1996, and shares reserved under the Prior Plan at December 31, 1996 and not subject to outstanding options ("Common Stock"). Such shares may, as the Board shall from time to time determine, be either authorized and unissued shares of Common Stock or issued shares of Common Stock which have been reacquired by the Company. If any option granted under the Plan expires or terminates for any reason without having been exercised in full, the shares subject to, but not delivered under, such option may again become available for the grant of other options under the Plan.

5.       STOCK OPTIONS

         Each option granted under this Plan shall be evidenced by a written agreement in such form as the Company shall from time to time prescribe, which agreements shall comply with and be subject to the following terms and conditions:

         A. OPTION GRANT DATES. The first grant of options under this Plan occurred as of March 13, 1992 (the "1992 Options"). An initial grant of options under this Plan shall be made to each Eligible Director upon his initial appointment or election as an Eligible Director (the "Initial Options"). Options shall thereafter be granted annually to each Eligible Director automatically on the first business day following the Company's Annual Meeting of Stockholders ("Annual Grant Date"), beginning in 1992.

         B. NUMBER OF SHARES. Each Eligible Director serving on the Board at January 1, 1997 has been awarded an Initial Option to purchase 24,750 shares of Common Stock. Any Eligible Director who first becomes a Director after January 1, 1997 shall receive an initial grant of Initial Options covering 24,750 shares on the first Annual Grant Date after first becoming a Director. Annual awards of options to purchase 2,475 shares of Common Stock have been granted to each Eligible Director on the Annual Grant Date. Hereafter, annual awards of options to purchase 2,475 shares of Common Stock shall be granted to each Eligible Director on the Annual Grant Date in each year after the year in which the Eligible Director is awarded Initial Options. The number of shares of Common Stock subject to the Initial Option and the annual awards has been adjusted to reflect stock splits and stock dividends prior to January 1, 1997.

         C. OPTION PRICE PER SHARE. The options granted prior to January 1, 1997 are exercisable at the price established at the time of grant, adjusted to reflect stock splits and stock dividends prior to January 1, 1997. All other options granted hereunder shall be exercisable at a price per share equal to the "Fair Market Value" of the Common Stock on the date of the grant of the option. For all purposes of this Plan OTHER THAN the determination of the exercise price of an option, the 'Fair Market Value' of a share on a particular date shall be deemed to be, (i) if the Common Stock is listed on a national securities exchange, the closing selling price per share of the Common Stock on such national securities exchange on the date immediately preceding the date of exercise, as reported in THE WALL STREET JOURNAL or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or (ii) if the Common Stock is not so listed, the closing selling price (or, if not so reported, the mean between the closing bid and asked price) on the date immediately preceding the date of exercise, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, or, if not reported by the Nasdaq Stock Market, by the National Quotation Bureau, Inc. For the purpose of determining the exercise price of an option granted hereunder, however, the Fair Market Value shall be deemed to be such closing selling price per share of the Common Stock as described above, but determined as of the date of grant of the Option.

         D. TRANSFERABILITY OF OPTIONS. Except as otherwise provided herein, no option granted under this Plan shall be assignable or otherwise transferable by the optionee (or his or her authorized legal representative) during the optionee's lifetime and, after the death of the optionee, other than by will or the laws of descent and distribution; and any attempted assignment or transfer in violation of this Section 5.D shall be null and void. Upon the optionee's death, the personal representative or other person entitled to succeed to the rights of the optionee (the "Successor Optionee") may exercise such rights. A Successor Optionee must furnish proof satisfactory to the

         Company of his or her right to exercise the option under the optionee's will or under the applicable laws of descent and distribution. Any option granted under the Plan by its terms may be transferable by the optionee to (i) the children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members ("Immediate Family Member Trusts"), or (iii) a partnership or partnerships in which such Immediate Family Members have at least 99% of the equity, profit and loss interests ("Immediate Family Member Partnerships"); provided that the stock option agreement pursuant to which such options are granted (or an amendment thereto) must expressly provide for transferability in a manner consistent with this paragraph D. Subsequent transfers of transferred options shall be prohibited except by will or the laws of descent and distribution, unless such transfers are made to the original optionee or a person to whom the original optionee could have made a transfer in the manner described herein. No transfer shall be effective unless and until written notice of such transfer is provided to the Company at its corporate office. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and, except as otherwise provided herein, the term "optionee" shall be deemed to refer to the transferee. The events of termination of service on the Board in paragraphs F and G hereof shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent and for the periods specified in paragraphs F and G.

         E. EXERCISABILITY AND TERM OF OPTIONS. Except for the 1992 Options (which are fully vested), each option granted under this Plan shall become exercisable, on a cumulative basis, in five equal installments, with the first installment becoming exercisable six months after the date of grant, and the remaining four installments becoming exercisable annually commencing on the first anniversary of the date of grant. Each option granted under the Plan on or after January 1, 1997 shall expire ten years from the date of the grant and shall be subject to earlier expiration as herein provided. Each option granted prior to January 1, 1997 shall expire seven years from the date of the grant and shall be subject to earlier expiration as herein provided. Notwithstanding the foregoing, if (a) the Company shall execute a definitive agreement to merge or consolidate with or into another corporation and the Company shall not be the surviving corporation in the merger (or shall become a subsidiary of any other corporation party to such agreement) and the stockholders of the Company shall have approved the terms of such agreement; (b) the Company shall enter into a definitive agreement to sell or otherwise dispose of all or substantially all of its assets to any person, firm or corporation, and the stockholders of the Company shall have approved the terms of such agreement; or (c) any person or group, other than Frederic C. Hamilton, Charles C. Gates or Jay A. Precourt (or any affiliate (either directly or through one or more intermediaries) of any of them) shall become the record or beneficial owner of securities of the Company entitling the owner thereof to vote more than 50% of all of the votes which may be cast with respect to matters submitted to a vote of the holders of the Common Stock, then, in any of such events described in clauses (a), (b) or (c) preceding, all outstanding options shall become immediately vested and exercisable, whether or not vested and exercisable prior thereto.

         F.       TERMINATION OF SERVICE.

                  1. OPTIONS GRANTED PRIOR TO JANUARY 1, 1997. In the event of the termination of service on the Board by the holder of any option, other than by reason of retirement, total and permanent disability or death as set forth in paragraph G. hereof, the then outstanding options of such holder granted prior to January 1, 1997 may be exercised only to the extent that they were exercisable on the date of such termination and shall expire on the date three months after such termination, or on their stated expiration date, whichever occurs first. For purposes of this Plan, the term "by reason of retirement" shall mean mandatory retirement pursuant to Board policy.

                  2. OPTIONS GRANTED ON OR AFTER JANUARY 1, 1997. In the event of the termination of service on the Board by the holder of any option, other than (i) by reason of retirement (as defined above), (ii) by the Company for any reason other than for cause ("Involuntary Termination Not For Cause") or (iii) by reason of total and permanent disability or death as set forth in paragraph G. hereof, any options of such holder granted on or after January 1, 1997 and unexercised as of the date of such termination shall be forfeited and no longer subject to any right to exercise.

         G.       RETIREMENT, INVOLUNTARY TERMINATION, DISABILITY OR DEATH.

                  1. OPTIONS GRANTED PRIOR TO JANUARY 1, 1997. In the event of termination of service by reason of retirement (as defined above) or the total and permanent disability of the holder of any option, each of the then outstanding options of such holder granted prior to January 1, 1997 will continue to vest and become exercisable during such five year period according to the original vesting schedule set forth in the option agreement and the holder may exercise the vested installments at any time within five years after such retirement or disability but in no event after the stated expiration date of the term of the option. In the event of the death of the holder of any option, each of the then outstanding options of such holder granted prior to January 1, 1997 will immediately vest in full and become exercisable by the holder's legal representative at any time within a period of five years after death, but in no event shall the option be exercised (i) after the stated expiration date of the term of the option or (ii) less than six months after the option was granted. However, if the holder dies within five years following termination of service on the Board by reason of retirement or total and permanent disability, any option granted prior to January 1, 1997 shall only be exercisable for two years after the holder's death or five years after retirement or termination for total and permanent disability; whichever is longer, or until the stated expiration date of the term of the option, if earlier.

                  2. OPTIONS GRANTED ON OR AFTER JANUARY 1, 1997. In the event of termination of service by reason of retirement (as defined above) or Involuntary Termination Not For Cause, each of the then outstanding options of such holder granted on or after January 1, 1997 will be exercisable only to the extent exercisable as of the date of such retirement or termination and shall expire on the date thirty (30) calendar days after the date of such retirement or termination, or on its stated expiration date, whichever shall first occur. In the event of termination of service by reason of the total and permanent disability of the holder, each of the then outstanding options of such holder granted on or after January 1, 1997 will be exercisable only to the extent exercisable as of the date of such termination of service and shall expire on the date three months after the date of such termination, or on its stated expiration date, whichever shall first occur. In the event of the death of the holder of any option, each of the then outstanding options of such holder granted on or after January 1, 1997 shall be exercisable only to the extent exercisable as of the date of such holder's death and shall expire twelve months after the date of such holder's death, or on its stated expiration date, whichever period is shorter.

         H. EXERCISE OF OPTIONS. Options may be exercised only by written notice to the Company at its corporate office accompanied by payment of the full consideration for the shares as to which they are exercised, including any federal, state and/or local income tax withholding amount due in connection with the exercise. The purchase price, together with any income tax withholding amount due, is to be paid in full to the Company upon the exercise of the option (i) by cash including a personal check payable to the order of the Company, (ii) by delivering Common Stock previously held by the optionee for at least six months, valued at Fair Market Value as of the date of delivery, (iii) by surrendering all or part of that or any other option, valued at Fair Market Value as of the date of delivery, or (iv) by any combination thereof. Shares which otherwise would be delivered to the holder of an option upon exercise may, at the election of the optionee, be retained by the Company in payment of any federal, state, and/or local income tax withholding due in connection with the exercise, and shall be valued at Fair Market Value as of the date of payment of the option exercise price by the optionee; provided, however, that the payment of any amount of withholding tax by an optionee with shares of Common Stock (whether already owned by the optionee or retained by the Company from the number of shares otherwise deliverable to the optionee upon exercise) shall be subject to the restrictions set forth in the individual option agreements.

         I. NONSTATUTORY OPTIONS. All options granted hereunder shall be non-statutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

6.       ASSIGNMENT

         Except as provided in Section 5.D above, the rights and benefits of a participant under this Plan may not be assigned and any attempted assignment of such rights and benefits shall be null and void.

7.       LIMITATION OF RIGHTS

         A. NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time, or at any particular rate of compensation.

         B. NO STOCKHOLDER'S RIGHTS FOR OPTIONEES. An optionee or the optionee's representative shall have no rights as a stockholder with respect to the shares covered by the options until the date of the issuance to the optionee or the optionee's representative of a stock certificate therefore, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

8.       CHANGES IN PRESENT STOCK

         A. CORPORATE ACTS. The existence of outstanding options shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its busi ness or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

         B. ADJUSTMENTS. In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, then (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock issuable pursuant to each option under this Plan granted before such transaction, (iii) the number of shares of Common Stock issuable pursuant to each option under this Plan granted after such transaction, and (iv) the per share exercise price of previously awarded options under this Plan shall be proportionately adjusted to reflect such transaction. Such adjustment to the number of shares of Common Stock shall reflect the proportional adjustment to the number of shares of Common Stock (or such other capital stock as may be issued in a reclassification) that a stockholder who owned an equivalent number of shares immediately before the happening of any of the events described in the preceding sentence would have owned or been entitled to receive after the happening of any of such events, and the adjustment to the exercise price of a previously awarded option shall be determined by dividing the number of shares of Common Stock (or other capital stock) subject to the option after the adjustment by the aggregate exercise price for all shares that were subject to the option immediately prior to the transaction. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than cash dividends or dividends payable in Common Stock), the Board shall make such adjustments as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the optionees and preserve, without exceeding, the value of the options under this Plan. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to issue or assume stock options, regardless of whether in a transaction to which Section 424(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options.

9.       EFFECTIVE DATE AND DURATION OF THE PLAN

         The Prior Plan, as originally adopted effective March 13, 1992, was approved at the 1992 annual meeting of the stockholders. The Plan, as amended and restated effective January 1, 1997, shall be effective upon stockholder approval of the amended and restated Plan at the 1997 annual meeting of the stockholders. If the amended and restated Plan is not approved at the 1997 annual meeting of the stockholders, then any options granted hereunder shall be subject to the terms and conditions of the Prior Plan. The Plan shall terminate when all Common Stock subject to the Plan is subject to an option to purchase (unless earlier discontinued by the Board) but such termination shall not affect the rights of the holder of any option outstanding on such date of termination. If, on a date on which options would normally be granted, there is not a sufficient number of shares available to grant each person otherwise eligible to receive an option on that date an option to purchase the full number of shares to which he or she would normally be entitled, options shall be prorated among optionees according to the number of shares available on such date of grant. Such optionees shall be deemed to have received the full amount due to them on such date of grant.

10.      AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN

         The Board may at any time terminate, and from time to time may amend or modify the Plan; PROVIDED, HOWEVER, that no amendment, modification or termination of the Plan shall in any manner adversely affect any option granted under the Plan prior to such amendment, modification or termination without the consent of the optionee.

11.      REQUIREMENTS OF LAW

         The granting of options and the issuance of shares of Common Stock upon the exercise of an option shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

12.      NOTICE

         Any written notice to the Company required by any of the provisions of this Plan shall be addressed to the Secretary of the Company and shall become effective when it is received.

13.      GOVERNING LAW

         This Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware and construed accordingly.


                                                    TEJAS GAS CORPORATION

As approved by the
Board of Directors
of the Company on
March 18, 1997

P. Anthony Lannie
Secretary

                                                                         ANNEX B

                              TEJAS GAS CORPORATION

                           EMPLOYEE STOCK OPTION PLAN

               (As Amended and Restated Effective January 1, 1997)


SECTION 1.   ESTABLISHMENT AND PURPOSE

         1.1 ESTABLISHMENT. Tejas Gas Corporation, a Delaware corporation (the "Company"), previously established a nonqualified stock option plan for executive officers of the Company and its subsidiaries, known as the Tejas Gas Corporation Executive Officers Stock Option Plan, which was amended and restated effective July 21, 1992 and renamed as the "Tejas Gas Corporation Employee Stock Option Plan," and was subsequently amended by Amendment dated December 9, 1995 (as so amended, the "Prior Plan") and by further amendment adopted on December 13-14, 1996. Effective January 1, 1997, the Prior Plan was amended and restated in the form of the Plan as set forth herein (the "Plan"). The revisions made by this amendment and restatement of the Plan shall apply both to outstanding Options and to Options granted on or after January 1, 1997, except that the amendments to Section 13.3 below shall apply only to Options granted on or after January 1, 1997 unless the Optionees holding Options outstanding prior to that date expressly consent to the amendment of their outstanding Options to reflect such amendments.

         1.2 PURPOSE. The principal purpose of this Plan is to attract, retain and motivate executive officers and other employees of the Company and its subsidiaries and to encourage stock ownership by such employees by providing them with a means to acquire a proprietary interest or to increase their proprietary interest in the Company.


SECTION 2.   DEFINITIONS

         2.1 DEFINITIONS. Whenever used herein, the following terms shall have the respective meanings forth below:

                  (a) "BOARD" means the Board of Directors of the Company.

                  (b) "CODE" means the Internal Revenue Code of 1986, as
                      amended.

                  (c) "COMMITTEE" means the Stock Option Committee
                      appointed by the Board.

                  (d) "COMPANY" means Tejas Gas Corporation, a Delaware
                      corporation.

                  (e) "DATE OF EXERCISE" means the date the Company receives notice, by an Optionee, of the exercise of an Option pursuant to
         Section 7 of this Plan.

                  (f) "ELIGIBLE EMPLOYEE" means an officer or employee of the Company or a Subsidiary who, in the opinion of the Committee, has an opportunity to influence the long-term success of the Company or its Subsidiaries.

                  (g) "EXCHANGE ACT" means the Securities Exchange Act of
                      1934, as amended from time to time.

                  (h) "FAIR MARKET VALUE" on a specified date shall mean, for all purposes OTHER THAN determining the exercise price of an Option,
         (i) if the Stock is listed on a national securities exchange, the closing selling price per share of the Stock on such national securities exchange on the date immediately preceding the date of exercise, as reported in THE WALL STREET JOURNAL or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or (ii) if the Stock is not so listed, the closing selling price (or, if not so reported, the mean between the closing bid and asked price) on the date immediately preceding the date of exercise, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, or, if not reported by the Nasdaq Stock Market, by the National Quotation Bureau, Inc. For the purpose of determining the exercise price of an Option, "Fair Market Value" shall mean such closing selling price per share of the Stock as described above, but determined as of the date of grant of the Option.

                  (i) "OPTION" means the right to purchase Stock pursuant to this Plan at the Option Price for a specified period of time.

                  (j) "OPTIONEE" means an Eligible Employee who has been
                      granted an Option under this Plan.

                  (k) "OPTION PRICE" means the price at which an Optionee
                      may acquire shares of Stock pursuant to the terms of his Option.

                  (l) "STOCK" means the common stock of the Company, par
                      value $.25 per share.

                  (m) "SUBSIDIARY" includes any subsidiary of the Company, and any wholly or partially owned partnerships, joint ventures, limited liability companies, corporations and other forms of investment by the Company.

         2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.


SECTION 3.   ELIGIBILITY AND PARTICIPATION

         3.1 ELIGIBILITY AND PARTICIPATION. The Committee shall determine, within the limits of the express provisions of the Plan, the Eligible Employees to whom, and the time or times at which, Options shall be granted under the Plan. In the event that the Committee designates an Eligible Employee of a Subsidiary of which less than 50% of the voting power of the capital stock entitled to vote generally in the election of directors is owned by the Company to receive an Option grant, management will advise the Committee of the tax consequences to the Company of any such grant.


SECTION 4.   STOCK SUBJECT TO THE PLAN

         4.1 NUMBER. Subject to Sections 4.2 and 4.3, the total number of shares of Stock that may optioned under the Plan consists of shares subject to outstanding options under the Prior Plan at

December 31, 1996, shares reserved under the Prior Plan at December 31, 1996 and not subject to outstanding options, and, subject to stockholder approval at the 1997 Annual Meeting, an additional 950,000 shares. These shares may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

         4.2 RESTORATION OF UNPURCHASED STOCK AND STOCK WITHHELD FOR TAX WITHHOLDING. If an Option expires, is cancelled or terminates for any reason during the term of this Plan and prior to the exercise thereof in full, the shares of Stock subject to such Option shall again be available for the grant of Options thereafter. Any shares of Stock withheld to satisfy tax withholding requirements under Section 14.1 shall again be available for the grant of Options thereafter.

         4.3 ADJUSTMENT IN SHARES. Subject to the provisions of Section 13 hereof, in the event of any subdivision or consolidation of outstanding shares of Stock or declaration of a dividend payable in shares of Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Stock, then (i) the number of shares of Stock reserved under this Plan, (ii) the number of shares of Stock issuable pursuant to each Option under this Plan granted before such transaction, and (iii) the per share Option Price of previously awarded Options under this Plan shall be proportionately adjusted to reflect such transaction. Such adjustment to the number of shares of Stock shall reflect the proportional adjustment to the number of shares of Stock (or such other capital stock as may be issued in a reclassification) that a stockholder who owned an equivalent number of shares immediately before the happening of any of the events described in the preceding sentence would have owned or been entitled to receive after the happening of any of such events, and the adjustment to the Option Price of a previously awarded Option shall be determined by dividing the number of shares of Stock (or other capital stock) subject to the Option after the adjustment by the aggregate Option Price for all shares that were subject to the Option immediately prior to the transaction. Except as otherwise provided in Section
13.1 or 13.2, in the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Stock or any distribution to holders of Stock of securities or property (other than cash dividends or dividends payable in Stock), the Committee shall make such adjustments as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the Optionees and preserve, without exceeding, the value of the Options under this Plan. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume Options, regardless of whether in a transaction to which Section 424(a) of the Code applies, by means of substitution of new Options for previously issued Options or an assumption of previously issued Options.


SECTION 5.   DURATION OF PLAN

         5.1 DURATION OF THE PLAN. The Plan shall remain in effect until all Stock subject to it shall have been purchased pursuant to the exercise of Options.

SECTION 6.   OPTIONS

         6.1 GRANT OF OPTIONS. Subject to the provisions of Section 4.1, Options may be granted to Eligible Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Optionee, the number of shares of Stock subject to such Options, and the Option Price to be paid by the Optionee with respect to such shares; PROVIDED, HOWEVER, that (a) no Optionee may be granted, during any calendar year, Options for more than 200,000 shares of Stock, subject to adjustment in like manner as adjustments to the number of shares of Stock provided in Section 4.3 hereof, and (b) no Option shall have an Option Price that is less than the Fair Market Value of the Stock on the date of grant. In making such determinations, the Committee may take into account the nature of services rendered by such individuals, their present and potential contributions to the Company and such other factors as the Committee in its sole discretion shall deem relevant.

         6.2 OPTION AGREEMENT. As determined by the Committee on the date of grant, each Option shall be evidenced by a Stock Option agreement ("Option Agreement") that shall, among other things, specify the Option Price, the duration of the Option, and the number of shares of Stock to which the Option pertains. Each Option granted under the Plan on or after January 1, 1997 shall expire as of the date prescribed in the Option Agreement (which date shall be no later than ten years after the date of the Option grant), subject to earlier expiration under the provisions of Section 8. Each Option granted under the Plan prior to January 1, 1997 shall expire as of the date prescribed in the Option Agreement (which date shall be no later than seven years after the date of the Option grant), subject to earlier expiration under the provisions of Section 8.

         6.3 EXERCISE. Except as otherwise provided herein, an Option, after the grant thereof, shall be exercisable by the Optionee at such rate and times as may be fixed by the Committee at the time the Option is granted; PROVIDED, HOWEVER, that an Optionee may exercise any Option in full, whether or not it is then exercisable, upon the occurrence of such circumstance or event which, in the sole discretion of the Committee, merits special consideration.

         6.4 PAYMENT. The Option Price upon exercise of any Option shall be payable to the Company in full either (i) in cash or its equivalent, (ii) by tendering shares of previously acquired Stock having a Fair Market Value on the date of exercise equal to the total Option Price, (iii) upon approval by the Committee, by surrendering all or part of that or any other Option, valued at Fair Market Value on the date of exercise, or (iv) by any combination thereof. The proceeds from such payment shall be added to the general funds of the Company and shall be used for its corporate purposes.

         6.5 CANCELLATION OF PREVIOUSLY GRANTED OPTIONS. In the event the Fair Market Value of the Stock is ever less than the Option Price of any outstanding Option, the Committee has the authority to cancel such Option and issue in its place a new substitute Option for the same number of shares at a new Option Price and subject to the terms of the Plan. The granting of a substitute Option shall be deemed a new Option.


SECTION 7. WRITTEN NOTICE, ISSUANCE OF STOCK CERTIFICATES, STOCKHOLDER PRIVILEGES PARTIAL EXERCISE, AND REGISTRATION.

         7.1 WRITTEN NOTICE. An Optionee wishing to exercise an Option shall give written notice to the Company, in the form and manner prescribed by the Committee, indicating the number of shares with respect to which such Option is to be exercised. Full payment for the shares exercised pursuant to an Option must accompany the written notice.

         7.2 ISSUANCE OF STOCK CERTIFICATES. As soon as practicable after the receipt of written notice and payment, the Company shall, without Stock issue or transfer taxes to the Optionee or to any other person entitled to exercise an Option pursuant to the Plan, deliver to the Optionee or such other person a certificate or certificates for the requisite number of shares of Stock.

         7.3 PRIVILEGES OF A STOCKHOLDER. An Optionee or any other person entitled to exercise an Option under this Plan shall have no rights as a stockholder with respect to any Stock covered by the Option until the date of issuance of a certificate for such Stock.

         7.4 PARTIAL EXERCISE. An Option may be exercised as to any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan as to the remaining shares subject to the Option.

         7.5 REGISTRATION. The Company shall endeavor, but shall not be obligated, to register the Stock to be issued upon exercise of all Options under the Securities Act of 1933, as amended, as well as any applicable state statutes. In the event that Stock to be issued upon exercise of an Option is not so registered, the Company may, as a condition precedent to the exercise of such Option, require from the Optionee or any transferee under Section 9.2 (or, in the event of the death of the Optionee or such transferee, his legal heirs, legatees or distributees) such written representations and agreements as, in the opinion of counsel for the Company, may be necessary to ensure that such exercise and subsequent disposition will not involve a violation of the Securities Act of 1933, as amended, or any other applicable federal or state statute as then in effect.


SECTION 8.   TERMINATION OF SERVICE

         8.1 DEATH. If an Optionee's service to the Company and its Subsidiaries terminates by reason of death, the Option shall be exercisable only to the extent exercisable as of the date of such Optionee's death, unless the Committee (either prior to or after such Optionee's death) provides that such Option will become immediately exercisable in full. Such Option shall expire twelve (12) months after the date of such Optionee's death, or on its stated expiration date, whichever period is shorter. The Committee may extend the exercise period beyond twelve (12) months as it deems appropriate (either prior to or after such Optionee's death), but in no event shall the exercise period exceed the expiration date of the Option. Options which were not exercisable as of the date of such termination of service shall be forfeited and no longer subject to any right to exercise, unless otherwise provided by the Committee.

         8.2 DISABILITY. If an Optionee's service to the Company and its Subsidiaries terminates by reason of disability (as defined under the federal Social Security Act of 1935, as amended), the Option shall be exercisable only to the extent exercisable as of the date of such termination of service and shall expire three (3) months after the date of such termination, or on its stated expiration date, whichever period is shorter. Options which were not exercisable as of the date of such termination of service shall be forfeited and no longer subject to any right to exercise.

         8.3 RETIREMENT OR INVOLUNTARY TERMINATION. In the event the service of an Optionee is terminated by reason of normal or early retirement (as defined under the Company's tax-qualified retirement plan or, where pertinent, any Subsidiary's retirement plan) or the Employer (whether the Company or a Subsidiary) shall terminate the Optionee's employment for any reason other than for "Cause," as defined below ("Involuntary Termination Not For Cause"), the Option shall be exercisable only to the extent exercisable as of the date of such retirement or termination and shall expire on the date thirty (30) calendar days after the date of such retirement or termination, or on its stated expiration date, whichever shall first occur. Except as otherwise provided herein, Options which were not exercisable as of the date of such termination of service shall be forfeited and no longer subject to any right to exercise. "Cause" shall mean any of the following: (a) conviction of the Optionee by a court of competent jurisdiction of any felony; (b) the Optionee's knowing failure or refusal to follow reasonable instructions of the Board or reasonable policies, standards and regulations of the Company or its Subsidiaries, unless the Optionee reasonably believed in good faith that such failure or refusal was in the best interests of the Company; (c) the Optionee's continued failure or refusal to faithfully and diligently perform the usual, customary duties of his employment with the Company or Subsidiary; (d) the Optionee's continually conducting himself in an unprofessional, unethical, immoral or fraudulent manner; or (e) the Optionee's conduct discredits the Company or Subsidiary or is detrimental to the reputation, character and standing of the Company or Subsidiary; provided that, if "cause" is defined in any employment agreement between the Optionee and the Company or Subsidiary in effect at the time of the Optionee's termination of employment, "cause" shall have the meaning given such term in such employment agreement and the foregoing clauses (a) through (e) shall not apply. "Cause" shall not be deemed to occur by reason of conduct described in clause (b), (c), (d) or (e) of the preceding sentence unless such conduct continues for 30 days after the Company has provided written notice to the Optionee of the conduct that constitutes "Cause."

         8.4 OTHER TERMINATION. If an Optionee's service shall terminate for any reason other than death, disability, retirement or Involuntary Termination Not For Cause, any Options which are unexercised as of the date of such termination shall be forfeited and no longer subject to any right to exercise.


SECTION 9.   RIGHTS OF OPTIONEES

         9.1 EMPLOYMENT. Nothing in this Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Optionee's service at any time, nor confer upon any Eligible Employee any right to continue in the employ of the Company or any Subsidiary.

         9.2 TRANSFERABILITY. Except as otherwise provided herein, no Option granted under this Plan shall be assignable or otherwise transferable by the Optionee (or his or her authorized legal representative) during the Optionee's lifetime and, after the death of the Optionee, other than by will or the laws of descent and distribution; and any attempted assignment or transfer in violation of this Section 9.2 shall be null and void. Upon the Optionee's death, the personal representative or other person entitled to succeed to the rights of the Optionee (the "Successor Optionee") may exercise such rights. A Successor Optionee must furnish proof satisfactory to the Company of his or her right to exercise the Option under the Optionee's will or under the applicable laws of descent and distribution.

                  Subject to approval by the Committee in its sole discretion, all or a portion of the Options granted to an Optionee under the Plan may be transferable by the Optionee to, to the extent and only to the extent specified in such approval, (i) the children or grandchildren of the Optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members ("Immediate Family Member Trusts"), or (iii) a partnership or partnerships in which such Immediate Family Members have at least 99% of the equity, profit and loss interests ("Immediate Family Member Partnerships"); provided that the Option Agreement pursuant to which such Options are granted (or an amendment thereto) must expressly provide for transferability in a manner consistent with this Section. Subsequent transfers of transferred Options shall be prohibited except by will or the laws of descent and distribution, unless such transfers are made to the original Optionee or a person to whom the original Optionee could have made a transfer in the manner described herein. No transfer shall be effective unless and until written notice of such transfer is provided to the Company, in the form and manner prescribed by the Company. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and, except as otherwise provided herein, the term "Optionee" shall be deemed to refer to the transferee. The events of termination of service in
Section 8 shall continue to be
applied with respect to the original Optionee, following which the Options shall be exercisable by the transferee only to the extent and for the periods specified in Section 8.


SECTION 10.   LEAVE OF ABSENCE

         10.1 LEAVE OF ABSENCE. For Plan purposes a leave of absence, duly authorized by the Company or any Subsidiary, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Committee.


SECTION 11.   ADMINISTRATION

         11.1 ADMINISTRATION. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. The determinations of the Committee, interpretations, or other actions made or taken pursuant to the provisions of the Plan shall be final and shall be binding and conclusive for all purposes and upon all persons.


SECTION 12.   AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN

         12.1 AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN. The Board may at any time terminate, and from time to time may amend or modify the Plan; PROVIDED, HOWEVER, that no amendment, modification, or termination of the Plan shall in any manner adversely affect any Option granted under the Plan prior to such amendment, modification or termination without the consent of the Optionee.


SECTION 13.   MERGER, CONSOLIDATION OR CHANGE IN CONTROL

         13.1 COMPANY SURVIVING CORPORATION. Subject to any required action by the stockholders of the Company, if the Company shall be the surviving corporation in any merger, consolidation or reorganization in which holders of shares of Stock receive other securities in exchange for their Stock, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled.

         13.2 COMPANY NOT SURVIVING CORPORATION. If the Company is merged, consolidated with, or otherwise reorganized with or into another corporation and the Company is not the surviving corporation, then (i) the Board of Directors of the Company or the Board of Directors of any corporation assuming the obligations of the Company under the Plan shall, as to the unexercised portion of any Option, make appropriate provision for the protection of such Option by the substitution on an equitable basis of appropriate securities of the Company, or of the merged, consolidated or otherwise reorganized corporation, which will be issuable in respect of the unexercised portion of the Option, or (ii) immediately prior to such merger, consolidation or other reorganization the unexercised portion of the Option, whether or not exercisable, shall immediately be exercisable.

         13.3 CHANGE IN CONTROL. If any person, firm or corporation (other than Frederic C. Hamilton, Charles C. Gates or Jay A. Precourt or any affiliate (either directly or through one or more intermediaries) of any of them) shall become the record or beneficial owner of securities of the Company entitling the owner thereof to vote more than 50% of all of the votes which may be cast with respect to matters submitted to a vote of the holders of the Stock, or if all or substantially all of the assets of the Company are acquired by any person, or if the Company adopts a plan of liquidation, then all outstanding Options shall become immediately vested and exercisable, whether or not vested and exercisable prior thereto.


SECTION 14.   TAX WITHHOLDING

         14.1 TAX WITHHOLDING. If the Company or a Subsidiary shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the payment of cash or the issuance of Stock pursuant to the exercise of an Option, the Company or such Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the Optionee or from any shares which would otherwise be delivered to the Optionee upon exercise (which shares shall be valued at Fair Market Value as of the date of payment of the Option Price by the Optionee). In any event, the Optionee shall make available to the Company or such Subsidiary, promptly when requested by the Company or such Subsidiary, sufficient funds to meet the requirements of such withholding, and the Company or such Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company or such Subsidiary out of any funds or property due or to become due to the Optionee.


SECTION 15.   INDEMNIFICATION

         15.1 INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of a judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Company's certificate of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


SECTION 16.   REQUIREMENTS OF LAW

         16.1 REQUIREMENTS OF LAW. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         16.2 GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

SECTION 17.   EFFECTIVE DATE

         17.1 EFFECTIVE DATE. The Plan was originally adopted effective September 1, 1988 and was approved by a subsidiary of Hamilton Oil Corporation as the sole stockholder of the Company. The Prior Plan was approved at the 1993 annual meeting of the stockholders and was amended by the Board in 1995. The Plan, as amended and restated effective January 1, 1997, shall be effective upon stockholder approval of the amended and restated Plan at the 1997 annual meeting of the stockholders. If the amended and restated Plan is not approved at the 1997 annual meeting of the stockholders, then any Options granted hereunder shall be subject to the terms and conditions of the Prior Plan.

                                               TEJAS GAS CORPORATION

As approved by the
Board of Directors
of the Company on
March 18, 1997

P. Anthony Lannie
Secretary

                                                                         ANNEX C

                              TEJAS GAS CORPORATION

                              ANNUAL INCENTIVE PLAN


1.       PURPOSE

         The Annual Incentive Plan (the "Plan") is designed to recognize, motivate and reward exceptional accomplishment toward annual corporate objectives; to attract and retain quality employees; and to be market competitive.

2.       ELIGIBILITY

         All regular full-time and regular part-time employees ("Employees") of Tejas Gas Corporation (the "Company") and its subsidiaries are eligible to receive awards under the Plan.

3.       ADMINISTRATION

         As to Employees other than Designated Covered Employees (as defined in
Section 5 below), the Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), which shall have the sole discretion to interpret the Plan, approve preestablished objective performance measures annually, determine the level to which the performance measures were attained prior to any payment under the Plan, approve the amount of awards made under the Plan, and determine who shall receive any payment under the Plan. As to Designated Covered Employees, the Plan shall be administered by the Subcommittee (as defined in Section 5 below), which shall have the sole discretion to interpret the Plan, approve preestablished objective performance measures annually, certify the level to which the performance measures were attained prior to any payment under the Plan, approve the amount of awards made under the Plan, and determine who shall receive any payment under the Plan. The Committee may delegate authority to officers of the Company to approve the amount of awards made under the Plan to Employees who are not Designated Covered Employees. Except for the matters reserved for determination by the Subcommittee (which are subject to Committee ratification), all decisions and determinations of the Committee on all matters relating to the Plan shall be conclusive. All decisions and determinations of the Subcommittee on all matters relating to Designated Covered Employees under the Plan shall be conclusive upon ratification by the Committee. Members of the Committee and the Subcommittee shall not be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder. Except as provided in this section, only the Committee shall determine which Employees (other than Designated Covered Employees) shall receive an award under the Plan and make decisions concerning the timing, value and amount of any award granted to Employees (other than Designated Covered Employees) under the Plan. Except as provided in this section, only the Subcommittee shall determine which Designated Covered Employees shall receive an award under the Plan and make decisions concerning the timing, value and amount of any award granted to Designated Covered Employees under the Plan.

4.       INDIVIDUAL PERFORMANCE AWARD LEVELS

         Not later than 90 days (the "Establishment Date") after the commencement of the Plan year (calendar year), individual award levels shall be established, expressed as specified levels of (i) earnings per share before deduction of awards made under the Plan and related income taxes ("EPS") and
(ii) earnings before deduction of awards made under the Plan, interest, income taxes, depreciation, amortization and, if and to the extent determined by the Committee (as to Employees other than Designated

Covered Employees) or the Subcommittee (as to Designated Covered Employees), other financing related expenses ("EBITDA"). Each performance measure will be weighted as determined by the Committee (as to Employees other than Designated Covered Employees) or the Subcommittee (as to Designated Covered Employees). Generally, each performance measure reflects an increase in the Company's actual performance from the previous Plan year. Three performance award levels will be established based upon Company performance ("threshold," "target" and "stretch" goals). Employees will be eligible to receive cash payments based upon a percentage of base salary if the Company meets the "threshold" performance levels, with payments increasing (as a percentage of base salary) if the "threshold" performance level is exceeded or the "target" or "stretch" performance levels are met or exceeded. For each Plan year, the Subcommittee will determine which Designated Covered Employees will receive payments under the Plan and will establish the performance award levels and the percentages of salary for such individuals not later than the Establishment Date of such Plan year. For each Plan year, the Committee will determine which Employees (other than Designated Covered Employees) will receive payments under the Plan and will establish the performance award levels and the percentages of salary for such individuals not later than the Establishment Date of such Plan year. No Employee may receive more than a maximum of $1.5 million under the Plan with respect to attainment of performance levels during any Plan year.

         The establishment of an individual performance criteria for any Employee shall not give any Employee the right to receive any payment under this Plan.

5.       PAYMENT OF AWARDS

         Prior to authorizing any payments to Designated Covered Employees under the Plan, approved written minutes shall be recorded of the Subcommittee meeting in which certification by the Subcommittee is made that the performance goals and any other material terms of the Plan were satisfied. The "Subcommittee" shall be a committee of the Board of Directors comprised of members of the Committee, who qualify as "outside" Directors within the meaning of Section 162(m) of the Internal Revenue Code, as amended, and the regulations thereunder ("Section 162(m)").

         "Designated Covered Employees" shall be those one or more Employees who are designated as such by the Subcommittee not later than the Establishment Date of the Plan year. Generally, the Subcommittee will endeavor to designate as "Designated Covered Employees" for a Plan year those Employees whose (i) awards under the Plan (when combined with base salary and other non-performance based compensation) may reasonably be foreseen to exceed the threshold for nondeductibility by the Company under Section 162(m) and (ii) who would be "covered employees" under Section 162(m). For Designated Covered Employees, downward adjustment of the actual award level from the performance award level may be made at the sole discretion of the Subcommittee. Discretionary upward adjustment of the actual award level above the performance award level shall not be allowed for Designated Covered Employees.

         For Employees other than Designated Covered Employees, actual individual award levels may be adjusted upward or downward at the sole discretion of the Committee based on an Employee's individual performance.

         Payments made under this Plan may be made in cash or common stock of the Company (with an equivalent fair market value on the date of payment) as determined by the Committee (as to Employees other than Designated Covered Employees) and the Subcommittee (as to Designated Covered Employees). Cash payments made under this Plan may be deferred by Employees according to the terms of the Tejas Gas Corporation Thrift Benefit Restoration Plan and the Tejas Gas Corporation Thrift Plan. The Committee (as to Employees other than Designated Covered Employees) and the Subcommittee (as to

Designated Covered Employees) will determine the timing of payments under the Plan and may elect to make payments over more than one calendar year. There will be no increase in the amount of payment to Employees (other than Designated Covered Employees) as a result of any award being paid in installments, except that the Committee (as to Employees other than Designated Covered Employees) may, in its sole discretion, increase such payments by an amount based on a rate of interest that the Committee shall determine is reasonable or the actual rate of return of a specific investment selected by the Committee. There will be no increase in the amount of payment to Designated Covered Employees as a result of any award being paid in installments, except that the Subcommittee may, in its sole discretion, increase such payments by an amount based on a rate of interest that the Subcommittee shall determine is reasonable or the actual rate of return of a specific investment selected by the Subcommittee.

6.       UNFUNDED NATURE OF PLAN

         This Plan shall constitute an unfunded mechanism for the Company to pay incentive compensation to Employees from its general assets. No fund or trust is created with respect to the Plan, and no Employee shall have any security or other interest in the assets of the Company.

7.       PROHIBITION AGAINST ASSIGNMENT OR ENCUMBRANCE

         No right, title, interest or benefit hereunder shall ever be liable for or charged with any of the torts or obligations of an Employee, or be subject to seizure by any creditor or an Employee or any person claiming under an Employee. No Employee nor any person claiming under an Employee shall have the power to sell, transfer, pledge, anticipate or dispose of any right, title, interest or benefit hereunder in any manner until the same shall have been actually distributed free and clear of the terms of the Plan.

8.       PLAN NOT AN EMPLOYMENT CONTRACT

         The Plan does not give any Employee the right to be continued in employment, and all Employees remain subject to change of salary, transfer, change of job, discipline, layoff, discharge or any other change of employment status.

9.       SEVERABILITY

         In the event any provision of the Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of the Plan, but the Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted, and the Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in the Plan.

10.      WITHHOLDING OF TAXES

         The Company shall have the right to deduct from any payment made under the Plan any federal, state or local taxes required by law to be withheld with respect to such awards.

11.      APPLICABLE LAW

         The Plan shall be governed and construed in accordance with the laws of the State of Texas, except to the extent such laws are preempted by an applicable federal law.

12.      EFFECTIVE DATE OF PLAN

         The Plan shall be considered effective as of January 1, 1997. If the Plan is not approved by the stockholders, the Plan will be effective only as to employees who are not "covered employees" under Section 162(m).

13.      AMENDMENT AND TERMINATION OF THE PLAN

         The Committee (as to Employees other than Designated Covered Employees) and the Subcommittee (as to Designated Covered Employees) may modify or terminate the Plan at any time without prior notice to or consent of Employees; provided that, without the approval of the stockholders of the Company, no such amendment shall be made that would change the class of Employees eligible to receive awards under the Plan, base the award on a performance measure other than EPS and EBITDA, or increase the maximum individual award payment under the Plan.

                                                   TEJAS GAS CORPORATION


As approved by the
Board of Directors
of the Company on
March 18, 1997

P. Anthony Lannie
Secretary

PROXY                                                                     PROXY
                              TEJAS GAS CORPORATION

  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TEJAS GAS CORPORATION

        FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 1997

         The undersigned hereby constitutes and appoints Jay A. Precourt and P. Anthony Lannie, or either of them, attorneys, agents and proxies, each with power of substitution, to appear and vote all of the shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Tejas Gas Corporation (the "Company") to be held at the Chevron Tower Auditorium, 1301 McKinney, Houston, Texas 77010, at 1:30 p.m., Houston time, on Thursday, May 8, 1997, and at any postponements or adjournments thereof, and in their discretion upon any other business that may properly come before the meeting. Said proxies are directed to vote as designated herein upon matters described in the Notice of Annual Meeting and the Proxy Statement dated April 7, 1997.

         THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED AND FOR THE OTHER PROPOSALS SPECIFIED HEREIN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND FOR THE OTHER PROPOSALS SPECIFIED HEREIN.

              PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE
                 SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING
                                    ENVELOPE.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                              TEJAS GAS CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / X /

1.       Election of Directors--                              FOR         WITHHELD     FOR ALL       Except the following nominee(s)
         NOMINEES:   Frederic C. Hamilton, Jay A. Precourt    ALL           ALL
                     and Charles C. Gates.                    [  ]         [  ]         [  ]         ______________________________

2.       To amend the Director Stock Option Plan.             FOR         AGAINST      ABSTAIN
                                                              [  ]         [  ]         [  ]

3.       To amend the Employee Stock Option Plan.             FOR         AGAINST      ABSTAIN
                                                              [  ]         [  ]         [  ]

4.       To adopt the Annual Incentive Plan.                  FOR         AGAINST      ABSTAIN
                                                              [  ]         [  ]         [  ]
5.       To ratify the selection of Deloitte & Touche         FOR         AGAINST      ABSTAIN
         LLP as Auditors for fiscal year 1997.                [  ]         [  ]         [  ]

                  *NOTE: In their discretion, the persons named as proxies in this Proxy are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


                                     Dated:_____________________________, 1997

                      Signature(s)______________________________________

                                 _______________________________________

                  Please sign exactly as name appears hereon. Joint owners should each sign. Where applicable, indicate official position or representative capacity.